U.S. Growth Funds - 1997 Annual Report

[LOGO]

U.S. GROWTH FUNDS

1997 Annual Report

SMALL COMPANY GROWTH FUND

EMERGING GROWTH FUND

GROWTH FUND


INSIDE:  ACTION OR REACTION --

Which Guides Your Approach to Investing?

[PICTURE]

[LOGO]


CONTENTS

President's Letter . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Federal Tax Information  . . . . . . . . . . . . . . . . . . . . . . . . . .30
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . .31
Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .35
Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .36

SMALL COMPANY GROWTH FUND

Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . . 4
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . .13
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . .25

EMERGING GROWTH FUND

Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . . 7
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . .13
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . .27

GROWTH FUND

Portfolio Managers' Letter . . . . . . . . . . . . . . . . . . . . . . . . .10
Financial Statements and Notes . . . . . . . . . . . . . . . . . . . . . . .13
Investments in Securities. . . . . . . . . . . . . . . . . . . . . . . . . .29


This report is intended for shareholders of Small Company Growth Fund, Emerging Growth Fund and Growth Fund, but may also be used as sales literature if preceded or accompanied by a prospectus. The prospectus gives details about the charges, investment results, risks and operating policies of the funds.

*** This report includes a glossary to help you understand financial terms used in the portfolio managers' letters. When you see this symbol, it indicates a word that is defined in the glossary.

ACTION
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WHICH GUIDES YOUR APPROACH TO INVESTING?
The market soars 150 points. The market plummets 150 points. One financial commentator urges investors to sell stocks and buy bonds. Another promotes a "can't miss" investment opportunity. One thing is for sure -- in today's financial markets, it's easy to get the impression that investment experts possess a secret formula for success. Yet many successful investors realize there are no short-term secrets to investing. While others heed market soothsayers and prophets, savvy investors work with investment professionals who help them remain calm in the face of volatility. Guided by long-term investment plans rather than by emotions, these investors stay the course while others react to the latest trend. More important, successful investors employ several time-tested investment strategies to help reach their goals, including diversification and systematic investing.*

--------------------------------------------------------------------------------
WALL STREET'S WILD RIDE
--------------------------------------------------------------------------------
Dow Jones Industrial Average

[EDGAR REPRESENTATION OF CHART]

        8/1         8194
        8/4         8198
        8/5         8188
        8/6         8259
High    8/6/97     8,259
        8/7         8188
        8/8         8031
        8/11        8062
        8/12        7961
        8/13        7928
        8/14        7942
        8/15        7695
        8/18        7803
        8/19        7918
        8/20        8021
        8/21        7894
        8/22        7888
        8/25        7860
        8/26        7782
        8/27        7787
        8/28        7694
        8/29        7622
        9/2         7880
        9/3         7895
        9/4         7867
        9/5         7822
        9/8         7835
        9/9         7852
        9/10        7719
        9/11        7661
        9/12        7743
        9/15        7721
        9/16        7896
        9/17        7886
        9/18        7923
        9/19        7917
        9/22        7997
        9/23        7970
        9/24        7907
        9/25        7848
        9/26        7922
        9/29        7991
        9/30        7945
        10/1        8016
        10/2        8028
        10/3        8039
        10/6        8100
        10/7        8178
        10/8        8095
        10/9        8061
        10/10       8045
        10/13       8072
        10/14       8096
        10/15       8058
        10/16       7939
        10/17       7847
        10/20       7921
        10/21       8060
        10/22       8035
        10/23       7848
        10/24       7715
        10/27       7161
Low     10/27/97   7,161
        10/28       7498
        10/29       7507
        10/30       7382
        10/31       7442

Source: Bloomberg. The Dow Jones industrial average is a price-weighted average of the 30 largest blue-chip stocks on the New York Stock Exchange.


DO YOUR EXPECTATIONS REFLECT MARKET REALITIES?
Investors' expectations have risen with the market -- and are in sharp contrast to market realities. In the words of Federal Reserve Chairman Alan Greenspan, there is an "irrational exuberance" based on unprecedented growth in recent years. During the past few years, returns -- especially from stocks -- have been much higher than at any other time in history. The chart below shows long-term returns of various securities compared to the highly inflated results of the past year.

--------------------------------------------------------------------------------
SHORT-TERM RETURNS VS. LONG-TERM RETURNS THROUGH SEPTEMBER 30, 1997
--------------------------------------------------------------------------------

The past year has provided investors with unusually high returns

[EDGAR REPRESENTATION OF GRAPH]

                                  THE PAST YEAR           PAST 71 YEARS
                                   total return         average annualized
                                                      total return, 1926-1997

Large-Company Stocks                  40.49%                   10.98%
Long-Term Corporate Bonds             12.67%                    5.67%

Source: Ibbotson Associates. Past performance does not guarantee future results. Stocks generally exhibit more volatility than bonds.

OR REACTION:
--------------------------------------------------------------------------------


What actions do successful investors take to weather the market's normal ups and downs? First, they realize that markets move in cycles. In addition, they diversify their holdings among a mix of funds that mirror their investment objectives and risk tolerance and continue to purchase fund shares systematically. By investing regularly* -- consistently buying shares through market fluctuations -- educated investors steadily increase the number of shares they own, while evening out their average cost per share over time.

THE MISGUIDED REACTIVE INVESTOR
The reactive investor believes that a shortcut to success is to chase today's best-performing funds. After all, what could go wrong when you invest in these winners? Plenty. The lure of a quick profit could fade to the reality of poor returns for reactive investors who buy in at the peak of a fund's rally. They often buy when prospects look bright and sell when prices drop -- behavior that can devastate an investor's returns even while the market makes solid gains.

In contrast, educated investors don't succumb to emotions that could undermine rational decisions. They're aware that few, if any, mutual funds can significantly outperform their peers year after year. They also realize that long-term investing helps reduce volatility. A buy-and-hold philosophy protects investors against wild swings triggered by short-term market fluctuations -- and helps them sleep better at night, too.

IT'S A FACT: INVESTORS PROFIT FROM THEIR ACTIONS, NOT THEIR REACTIONS
If you want to be successful in the financial marketplace, don't be swayed by emotions or speculation. Keep in mind that markets change daily, yet your goals may not change for years. Work with your Piper Jaffray Investment Executive to develop an investment plan or to fine-tune your investment strategies as your objectives change. A professional can help you ignore short-term volatility and focus on long-term results. Your actions -- not your reactions -- ultimately represent the difference between getting by ... and getting ahead.


* Keep in mind, investing regularly does not assure a profit and does not protect against loss in declining markets.

TAKE THE GUESSWORK OUT OF INVESTING WITH THESE TRIED-AND-TRUE INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

X GET AN INVESTMENT PLAN An investment plan maps out your goals and identifies effective ways to pursue them.

X INVEST SYSTEMATICALLY* Systematic investing is an effective way to build wealth over time and helps you avoid hitting only market peaks and valleys.

X DIVERSIFY Diversification helps reduce volatility within your portfolio and may also give you better long-term results.

X REASSESS YOUR RISK TOLERANCE Life's events may affect the amount of risk that's comfortable.

A "BUY-AND-HOLD" PHILOSOPHY HELPS REDUCE YOUR RISK
--------------------------------------------------------------------------------
Your chance of losing money decreases the longer you hold stocks

[EDGAR REPRESENTATION OF GRAPH]

HOLDING STOCKS FOR ONE YEAR                                                29%
HOLDING STOCKS FOR FIVE YEARS                                              11%
HOLDING STOCKS FOR 10 YEARS                                                 3%

Source: Based on rolling annual returns of the S&P 500 Index through 1996. The S&P 500 is an unmanaged index of large-capitalization stocks. Past performance does not guarantee future results.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
PAUL A. DOW, CFA
--------------------------------------------------------------------------------
President
Piper Funds


November 17, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

An athlete is sometimes said to be "in the zone." That's the time when the difficult seems easy, the fast seems slow; essentially, the time when everything comes together and performance soars. For the past few years, the investment environment has been in the zone. The economy has maintained a steady growth rate without increasing inflationary pressures. In fact, economic prognosticators have consistently underestimated growth and overestimated inflation -- traditionally considered an impossible feat.

This robust economic environment, supplemented by company earnings that have grown at even faster rates than the economy due to widening profit margins, has provided extraordinary returns for equity investors. As you can see in the chart below, the Dow Jones Industrial Average appreciation in recent years has been far above the normal experience of the past 100 years. In fact, the past 15- and 20-year periods are in the top one percentile of all periods.

The most significant event for the stock market during the funds' fiscal year was the shift in performance leadership from large stocks to small- and mid-cap stocks. In the first six months of the fiscal year, small- and mid-cap stock returns (as measured by S&P's SmallCap 600 and MidCap 400 indexes) were -0.18% and 4.48%, compared to 11.23% for the S&P 500 Index. In the second half of the fiscal year, small- and mid-cap stocks surged ahead with returns of 37.22% and 33.13%, compared to 26.25% for large-company stocks.** With this outstanding performance, small- and midsize company stocks' fiscal year returns through September 30 closed the gap with large-company stock returns, as shown below. This trend was also evident within the S&P 500. During the quarter, the average stock in the S&P 500 outperformed the weighted index for the first time since the


--------------------------------------------------------------------------------
THE DOW JONES INDUSTRIAL AVERAGE CAPITAL APPRECIATION*
--------------------------------------------------------------------------------


                                           Median Annualized
                        Annualized         Appreciation for
                       Appreciation        Rolling Periods
                       as of 8/29/97         Since 1896

3 years                  24.9%                5.8%
------------------------------------------------------------
10 years                 11.1%                3.9%
------------------------------------------------------------
15 years                 15.3%                4.1%
------------------------------------------------------------
20 years                 11.5%                3.5%
------------------------------------------------------------

* The Dow Jones Industrial Average is a price-weighted average of the 30 largest blue-chip stocks on the New York Stock Exchange. Performance does not include reinvested dividends. Past performance does not guarantee future results.

Sources: Dow Jones & Company; Crandall, Pierce & Company

[EDGAR REPRESENTATION OF GRAPH]

TOTAL RETURNS (INCLUDING REINVESTED DISTRIBUTIONS)**
--------------------------------------------------------------------------------
For the fiscal year ended September 30, 1997

S&P SmallCap 600 Ixdex                 36.98%
S&P MidCap 400 Index                   39.09%
S&P 500 Ixdex                          40.45%


The S&P 600, 400 and 500 indexes are unmanaged indexes of small-, mid- and large-capitalization stocks, respectively. Performance includes no expenses or transaction charges.
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                                       2 1997 Annual Report -  U.S. Growth Funds

--------------------------------------------------------------------------------

quarter ending March 31, 1996. This means the market was less driven by the "nifty fifty," the 50 largest stocks in the S&P 500 as measured by market capitalization. It appears the prolonged period of only the largest stocks providing the highest returns has ended, and investors are focusing more on companies selling at attractive relative values.

At this time of high valuations and buoyant investor confidence, it is particularly important to be watchful of significant changes that may alter the markets. A negative event in the marketplace would likely bring on a period of lower performance.

During the past few months, several events developed that could alter the generally positive condition of the investment environment. The aftermath of the UPS strike could have an effect on corporate profit margins, as the strength of labor improves while the labor pool is shrinking. The recently publicized Boeing and Union Pacific production and transportation backlogs could indicate an economy that is reaching some stress points. Most significantly, the turmoil in Asia recently has spread to U.S. markets, causing a high level of volatility. The decline in Asian currencies and the high level of excess manufacturing capacity could bring increasing competitive pressures on U.S. companies, threatening their strong earnings growth. So far, none of these events appear significant enough to change our overall view of continued slow inflation and a growing economy. However, the Asian situation is the biggest challenge to "the zone" yet.

When markets change, it is important to clearly understand, and be disciplined in, your investment strategy. At Piper Funds, we believe that maintaining sound, disciplined investment strategies is essential to achieving consistent, competitive performance in an ever-changing environment. We also believe in providing a higher level of quality service to shareholders. That means going the extra step to make sure you understand your investments. Take a look at the fund prospectus that accompanies this shareholder report. We've revised it to make it simpler and easier to read. We hope the information in your new prospectus, and in this shareholder report, is useful to you, and we look forward to continuing to provide you with exceptional service. Thank you for your continued confidence in the Piper Funds family.

Sincerely,

/s/ Paul A. Dow

Paul A. Dow
President, Piper Funds


** Past performance does not guarantee future results. Small- and mid-capitalization stocks are more volatile than stocks of larger companies. They often involve higher risks because they lack the management expertise, operating history, financial resources, product diversification and competitive strengths of larger companies.

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                                       3 1997 Annual Report -  U.S. Growth Funds

SMALL COMPANY GROWTH FUND
--------------------------------------------------------------------------------

[PHOTO]
SANDRA SHREWSBURY, CFA
is primarily responsible for the management of Small Company Growth Fund. She has 14 years of financial experience. Other management team members are shown on pages 5-9.
--------------------------------------------------------------------------------


November 17, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1997, SMALL COMPANY GROWTH FUND CLASS A ACHIEVED A TOTAL RETURN OF 45.66%* WITH ALL DISTRIBUTIONS REINVESTED BUT NOT INCLUDING THE FUND'S SALES CHARGE. The fund's performance compares favorably with the Standard & Poor's SmallCap 600 Index,+ which returned 36.98%. We are also pleased that the fund outperformed the Lipper Small Cap Funds Average,** which gained 29.79% during the same period. During this very challenging environment for small-cap stocks, we remained true to our strategy of buying carefully selected smaller companies that we believe are poised for above-average earnings growth.

A CONTRIBUTING FACTOR TO THE FUND'S OUTPERFORMANCE OF THE BENCHMARK AND PEER-GROUP RETURNS WAS OUR OVERWEIGHTED*** POSITION IN TECHNOLOGY COMPANIES. In particular, the fund enjoyed strong gains from its holdings in semiconductor stocks, which began rallying late last year after a severe correction.*** We must also acknowledge that when our team took over management of the fund in September 1996, small-capitalization stock prices were severely depressed. As such, we were able to take advantage of many attractive opportunities in the small-cap growth group.

--------------------------------------------------------------------------------
PERFORMANCE THROUGH SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[EDGAR REPRESENTATION OF CHART]

      Small Company Growth   S&P SmallCap  Lipper Small Cap
     Fund Class A, reflects   600 Index+    Funds Average**
          the fund's 4%
          sales charge
3/87         9,600              10,000          10,000
3/87         9,514              10,000          10,000
4/87         9,571               9,615           9,774
5/87         9,504               9,471           9,772
6/87         9,648               9,657           9,906
7/87        10,091               9,963          10,199
8/87        10,284              10,305          10,560
9/87        10,321              10,038          10,385
10/87        7,634               7,047           7,572
11/87        7,277               6,590           7,128
12/87        7,763               7,160           7,861
1/88         7,880               7,441           8,018
2/88         8,366               8,041           8,641
3/88         8,427               8,321           8,892
4/88         8,524               8,432           9,084
5/88         8,446               8,241           8,914
6/88         8,765               8,796           9,559
7/88         8,560               8,667           9,355
8/88         8,335               8,366           9,056
9/88         8,261               8,560           9,348
10/88        7,899               8,546           9,224
11/88        7,918               8,273           8,964
12/88        8,092               8,555           9,357
1/89         8,592               8,775           9,855
2/89         8,455               8,823           9,870
3/89         8,434               8,976          10,100
4/89         8,760               9,409          10,661
5/89         9,233               9,761          11,188
6/89         8,936               9,645          10,878
7/89         9,722               9,971          11,489
8/89        10,000              10,183          11,849
9/89        10,099              10,189          12,001
10/89       10,039               9,582          11,450
11/89       10,160               9,673          11,529
12/89       10,342               9,743          11,650
1/90         9,432               8,845          10,624
2/90        10,005               9,063          10,935
3/90        10,614               9,345          11,438
4/90        10,348               8,956          11,181
5/90        11,404               9,588          12,241
6/90        11,815               9,581          12,323
7/90        11,373               9,074          11,858
8/90        10,190               7,955          10,358
9/90         9,443               7,214           9,463
10/90        9,350               6,706           9,117
11/90        9,772               7,192           9,811
12/90       10,293               7,436          10,353
1/91        11,358               7,970          11,239
2/91        11,886               8,872          12,191
3/91        12,437               9,429          12,996
4/91        12,633               9,451          12,882
5/91        13,368               9,823          13,500
6/91        12,082               9,400          12,780
7/91        13,179               9,770          13,552
8/91        13,407              10,198          14,115
9/91        13,272              10,284          14,220
10/91       13,355              10,646          14,680
11/91       13,086              10,168          14,095
12/91       14,477              11,041          15,766
1/92        14,997              11,879          16,475
2/92        15,256              12,128          16,707
3/92        14,467              11,790          15,966
4/92        14,384              11,315          15,248
5/92        14,550              11,445          15,234
6/92        13,958              11,007          14,538
7/92        14,623              11,417          15,062
8/92        14,176              11,092          14,720
9/92        14,093              11,408          15,102
10/92       14,820              11,883          15,790
11/92       15,724              12,905          17,119
12/92       16,137              13,364          17,685
1/93        16,585              13,722          18,040
2/93        16,283              13,332          17,329
3/93        16,481              13,841          17,956
4/93        16,200              13,337          17,395
5/93        16,669              14,053          18,402
6/93        16,804              14,142          18,541
7/93        16,898              14,289          18,671
8/93        17,325              15,043          19,659
9/93        17,555              15,589          20,401
10/93       17,607              15,888          20,719
11/93       17,315              15,319          19,953
12/93       17,906              15,874          20,806
1/94        18,209              16,249          21,321
2/94        18,125              16,201          21,304
3/94        17,801              15,038          20,106
4/94        17,843              15,264          20,161
5/94        18,073              14,962          19,758
6/94        17,227              14,406          19,008
7/94        17,499              14,586          19,366
8/94        18,073              15,579          20,601
9/94        17,927              15,499          20,716
10/94       17,624              15,344          21,103
11/94       17,185              14,758          20,332
12/94       17,465              15,117          20,778
1/95        17,182              14,903          20,485
2/95        17,696              15,518          21,376
3/95        18,032              15,832          22,024
4/95        17,833              16,185          22,366
5/95        17,591              16,438          22,720
6/95        18,441              17,340          24,275
7/95        19,355              18,665          26,249
8/95        19,491              19,070          26,635
9/95        20,415              19,557          27,400
10/95       20,079              18,591          26,652
11/95       20,761              19,327          27,685
12/95       20,998              19,646          27,906
1/96        21,010              19,689          27,636
2/96        21,661              20,333          28,757
3/96        21,387              20,769          29,330
4/96        21,959              21,962          31,658
5/96        22,393              22,742          32,938
6/96        21,490              21,850          31,486
7/96        20,014              20,347          28,479
8/96        20,769              21,604          30,222
9/96        21,513              22,552          31,903
10/96       21,094              22,396          30,997
11/96       21,975              23,559          31,784
12/96       23,444              23,834          32,108
1/97        23,935              24,230          32,907
2/97        22,887              23,729          31,324
3/97        20,988              22,511          29,489
4/97        20,988              22,788          29,276
5/97        23,673              25,465          32,700
6/97        25,867              26,590          34,314
7/97        27,733              28,263          36,445
8/97        28,617              28,975          36,880
9/97        31,335              30,890          39,643

+ An unmanaged index, that includes no expenses or transaction charges, of small-capitalization stocks.

** The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

--------------------------------------------------------------------------------
Class A Average Annualized Total Returns
Includes the fund's maximum 4% front-end sales charge

One Year                                                                39.83%
--------------------------------------------------------------------------------
Five Year                                                               16.36%
--------------------------------------------------------------------------------
Ten Year                                                                11.28%
--------------------------------------------------------------------------------
Since Inception (3/16/87)                                               11.43%
--------------------------------------------------------------------------------

Class B Cumulative Total Returns
Includes the fund's maximum 4% contingent deferred sales charge

Since Inception (2/18/97)                                               27.77%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Safety of principal is not guaranteed. The fund operated as Equity Strategy Fund until September 13, 1996, with an objective of high total investment return consistent with prudent investment risk. Stocks of small companies are more volatile than stocks of larger companies. They often involve higher risks because small companies lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. See the prospectus for more complete information regarding risks. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, returns would have been lower.

All fund and benchmark returns include reinvested distributions.

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                                       4  1997 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

[PHOTO]
JILL THOMPSON, CFA
assists with the management of Small Company Growth Fund and Emerging Growth Fund. She has eight years of financial experience.
--------------------------------------------------------------------------------

AFTER WE RESTRUCTURED THE FUND LAST FALL, THE FUND'S SECTOR*** WEIGHTINGS REMAINED LARGELY UNCHANGED DURING THE REST OF THE REPORTING PERIOD, ALTHOUGH WE MODESTLY REDUCED OUR HOLDINGS IN TECHNOLOGY STOCKS EARLIER THIS YEAR. Despite our decrease in the fund's technology weighting, we remain optimistic about the sector's long-term potential. In fact, the fund continues to be overweighted in technology companies, as well as in consumer services, health care and commercial services. We anticipate that each of these industries will enjoy strong earnings growth that is generated primarily by gains in unit volume. In the current disinflationary environment, we believe it is risky to depend on price increases to grow revenues. We are underweighted in such slower-growth industries as finance, transportation and consumer non-durables.

STRENGTH IN THE FUND'S PORTFOLIO WAS BROAD BASED OVER THE 12-MONTH REPORTING PERIOD. ChiRex, in the basic materials sector (2.0% of the fund's total assets as of September 30), Daou Systems, in the health care sector (2.6%), and AMRESCO, in the financial services sector (1.3%) were particularly strong performers. The fund also benefited from gains in several new issues, including semiconductor equipment maker Cymer. The fund bought Cymer at under $10 per share (before a 2-1 stock split) on the company's initial public offering,*** then held on as its price climbed more than eight-fold. (Keep in mind that few initial public offerings experience that rate of appreciation.) The fund subsequently sold its position in Comer before the fiscal year end after our research indicated a potential risk to future orders.

WE BELIEVE THE ECONOMIC ENVIRONMENT WILL REMAIN POSITIVE FOR DOMESTIC STOCKS. Interest rates are likely to remain moderate for the immediate future as the economy continues to slow. Despite a modest reduction in the overall rate of economic growth, however, corporate profits should continue to

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997

[EDGAR REPRESENTATION OF CHART]

                          Small Company Growth Fund     S&P SmallCap 600 Index+
Basic Materials                       7%                           7%
Capital Goods & Services              7%                           8%
Commercial Services                  10%                           7%
Consumer Durables                     2%                           5%
Consumer Non-Durables                 1%                           4%
Consumer Services                     6%                           5%
Energy                                5%                           6%
Financial Services                   10%                          17%
Health Care                          15%                          10%
Retail Trade                          5%                           6%
Short-Term                            8%                           0%
Technology                           21%                          17%
Transportation                        1%                           3%
Utilities                             0%                           5%
Other Assets                          2%                           0%

+ An unmanaged index, that includes no expenses or transaction charges, of small-capitalization stocks.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997

1   Daou Systems                                                          2.6%
--------------------------------------------------------------------------------
2   Sipex                                                                 2.6%
--------------------------------------------------------------------------------
3   TCF Financial                                                         2.4%
--------------------------------------------------------------------------------
4   ReliaStar Financial                                                   2.2%
--------------------------------------------------------------------------------
5   Comverse Technology                                                   2.1%
--------------------------------------------------------------------------------
6   Natural MicroSystems                                                  2.1%
--------------------------------------------------------------------------------
7   Herman Miller                                                         2.0%
--------------------------------------------------------------------------------
8   ChiRex                                                                2.0%
--------------------------------------------------------------------------------
9   DuPont Photomasks                                                     2.0%
--------------------------------------------------------------------------------
10  Newpark Resources                                                     1.9%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                                       5  1997 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

[PHOTO]
JOYCE HALBE, CFA
assists with the management of Emerging Growth Fund and Small Company Growth Fund. She has 12 years of financial experience.
--------------------------------------------------------------------------------

provide a solid underpinning to equity prices. Recent turmoil in Southeast Asian currency and financial markets could also contribute to increased global demand for U.S. equities.

WE ARE PARTICULARLY OPTIMISTIC ABOUT THE LONGER-TERM OUTLOOK FOR SMALL-CAPITALIZATION STOCKS. Over the short term, global political uncertainty could add to the group's inherently greater volatility. But the relatively minimal exposure of small companies to foreign economies may protect them from events unfolding in Southeast Asia. And while small stocks have rallied substantially since April, we believe small-cap stocks are still attractively valued*** relative to larger companies. We are prepared to use periods of market weakness to add to the fund's holdings in technology stocks as companies with solid earnings prospects become available at reasonable prices.

Thank you for your investment in Small Company Growth Fund. We are dedicated to providing you with superior service and look forward to helping you achieve your investment goals.

Sincerely,

/s/ Sandra Shrewsbury

Sandra Shrewsbury
Portfolio Manager


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                                       6  1997 Annual Report - U.S. Growth Funds

EMERGING GROWTH FUND
--------------------------------------------------------------------------------

[PHOTO]
SANDRA SHREWSBURY, CFA
is primarily responsible for the management of Emerging Growth Fund. She has 14 years of financial experience. Other management team members are shown on pages 5-9.
--------------------------------------------------------------------------------


November 17, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1997, EMERGING GROWTH FUND CLASS A ACHIEVED A TOTAL RETURN OF 21.04%* WITH ALL DISTRIBUTIONS REINVESTED BUT NOT INCLUDING THE FUND'S SALES CHARGE. During the same period, the Standard & Poor's MidCap 400 Index** gained 39.09%, while the Lipper Mid Cap Funds Average+ returned 26.88%.

SEVERAL FACTORS CONTRIBUTED TO THE FUND'S UNDERPERFORMANCE DURING THE REPORTING PERIOD. First, a number of companies we owned failed to meet our earnings expectations last year. In the market environment that prevailed for small- and mid-cap companies at that time, negative earnings surprises were severely punished. Also, the fund typically holds companies that are smaller and more growth oriented than those comprising the S&P MidCap 400 benchmark. The fourth quarter of 1996 was an especially difficult period for our preferred type of company. Despite the troublesome market environment for mid-cap growth stocks early in the reporting period, we remained true to our strategy of buying carefully selected midsize companies that we believe are poised for above-average earnings growth.

--------------------------------------------------------------------------------
PERFORMANCE THROUGH SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[EDGAR REPRESENTATION OF CHART]

          Emerging Growth Fund
      Class A, reflects the fund's   S&P MidCap    Lipper Mid Cap
            4% sales charge         400 Index **   Funds Average+

4/90             9,600                10,000         10,000
4/90             9,600                10,000         10,000
5/90            10,291                10,977         10,971
6/90            10,406                11,021         11,031
7/90            10,570                10,769         10,705
8/90             8,736                 9,653          9,575
9/90             8,255                 9,062          8,901
10/90            7,957                 8,786          8,620
11/90            8,890                 9,631          9,387
12/90            9,226                10,189          9,844
1/91            10,199                10,995         10,611
2/91            11,307                11,982         11,462
3/91            11,880                12,529         12,035
4/91            11,754                12,525         11,970
5/91            12,641                13,102         12,560
6/91            11,940                12,437         11,910
7/91            12,923                13,185         12,607
8/91            13,501                13,665         13,081
9/91            13,357                13,621         13,075
10/91           13,925                14,154         13,527
11/91           13,289                13,677         13,053
12/91           15,263                15,294         14,576
1/92            15,350                15,565         14,978
2/92            15,408                15,812         15,222
3/92            14,672                15,217         14,562
4/92            14,061                15,035         14,091
5/92            14,381                15,177         14,155
6/92            13,722                14,744         13,577
7/92            14,216                15,476         14,143
8/92            13,606                15,106         13,751
9/92            13,964                15,317         14,029
10/92           14,633                15,684         14,570
11/92           15,874                16,560         15,534
12/92           16,377                17,116         16,088
1/93            16,678                17,330         16,395
2/93            16,164                17,088         15,776
3/93            16,823                17,678         16,343
4/93            16,019                17,215         15,806
5/93            17,153                17,999         16,680
6/93            17,318                18,090         16,825
7/93            17,376                18,055         16,863
8/93            18,316                18,800         17,599
9/93            19,120                18,999         18,106
10/93           19,023                19,061         18,288
11/93           18,451                18,639         17,816
12/93           19,401                19,505         18,551
1/94            20,070                19,958         19,126
2/94            19,837                19,675         19,017
3/94            18,761                18,764         17,975
4/94            18,548                18,904         17,959
5/94            17,957                18,725         17,708
6/94            17,230                18,080         16,980
7/94            17,608                18,692         17,355
8/94            18,858                19,671         18,438
9/94            18,665                19,304         18,421
10/94           18,791                19,515         18,644
11/94           18,035                18,635         17,897
12/94           18,442                18,806         18,216
1/95            18,122                19,001         18,133
2/95            18,965                19,998         18,867
3/95            19,847                20,346         19,463
4/95            20,283                20,754         19,607
5/95            20,622                21,255         19,952
6/95            21,707                22,120         21,047
7/95            23,781                23,274         22,533
8/95            24,188                23,704         22,807
9/95            25,138                24,279         23,424
10/95           24,411                23,654         22,823
11/95           25,526                24,687         23,635
12/95           25,701                24,626         23,856
1/96            25,990                24,983         23,983
2/96            27,123                25,832         24,904
3/96            27,807                26,142         25,329
4/96            29,175                26,940         26,724
5/96            30,243                27,305         27,475
6/96            29,624                26,895         26,625
7/96            26,781                25,075         24,425
8/96            27,978                26,521         25,779
9/96            29,624                27,678         27,443
10/96           28,544                27,758         26,940
11/96           29,414                29,322         28,028
12/96           28,755                29,354         27,881
1/97            29,508                30,456         28,712
2/97            28,332                30,206         27,620
3/97            26,522                28,918         26,088
4/97            26,686                29,667         26,479
5/97            29,390                32,261         29,098
6/97            31,365                33,168         30,141
7/97            33,881                36,448         32,411
8/97            33,481                36,404         32,259
9/97            35,856                38,498         34,289

** An unmanaged index, that includes no expenses or transaction charges, of mid-capitalization stocks.

+ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

Class A Average Annualized Total Returns
Includes the fund's maximum 4% front-end sales charge

One Year                                                                16.20%
--------------------------------------------------------------------------------
Five Year                                                               19.76%
--------------------------------------------------------------------------------
Since Inception (4/23/90)                                               18.71%
--------------------------------------------------------------------------------


Class B and Y Cumulative Total Returns
Class B share returns include the fund's maximum 4% contingent deferred sales charge. Sales charges do not apply to Class Y shares.

Class B Since Inception (2/18/97)                                       17.21%
--------------------------------------------------------------------------------
Class Y Since Inception (2/18/97)                                       21.93%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Safety of principal is not guaranteed. Stocks of mid-sized companies are more volatile than stocks of larger companies. These companies may have limited product lines and operating histories and may rely on narrower management teams. See the prospectus for more complete information regarding risks. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, class A returns would have been lower.

All fund and benchmark returns include reinvested distributions.

--------------------------------------------------------------------------------

                                       7  1997 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

[PHOTO]
MARY HOYME, CFA
assists with the management of Emerging Growth Fund and Small Company Growth Fund. She has 14 years of financial experience.
--------------------------------------------------------------------------------


THE FUND MADE ONLY MODEST CHANGES IN SECTOR*** WEIGHTINGS DURING THE REPORTING PERIOD. We took advantage of strengthening fundamentals in the energy industry to add to our position in that sector, and we also increased our holdings in financial companies early this year as concerns about higher interest rates abated. As the reporting period ended, the fund continued to be overweighted*** in technology, health care and consumer services. We anticipate that each of these industries will enjoy solid earnings growth that is generated largely by gains in unit volume. In the current disinflationary environment, it is risky to depend on price increases to grow revenues. We are underweighted in such slower-growth industries as utilities, basic materials and consumer durables.

STRONG-PERFORMING HOLDINGS WERE SPREAD ACROSS MANY SECTORS IN THE FUND'S PORTFOLIO. Stage Stores in the retail sector (1.8% of the fund's total assets as of September 30), ASM Litho graphy in the technology sector (1.9%), and AMRESCO in the financial services sector (1.3%) were particularly strong performers. The fund also achieved solid returns from its investment in health-care provider Daou Systems. We bought Daou on its initial public offering*** at $9 per share, held on as the stock tripled in value and then sold the stock before the end of the period. (Keep in mind that few initial public offerings experience that rate of appreciation.) We also sold our holdings in two technology firms, FORE Systems and INSO Corp., and replaced them with software companies Vantive Corp. (0.7%) and VERITAS Software (0.5%).

WE BELIEVE THE ECONOMIC ENVIRONMENT WILL REMAIN POSITIVE FOR DOMESTIC STOCKS. Interest rates are likely to remain moderate for the immediate future as the economy continues to slow. Despite a modest reduction in the overall rate of economic growth, corporate profits should continue to provide a solid underpinning to equity prices. Recent turmoil in Southeast Asian currency and financial markets could also contribute to increased global demand for U.S. equities.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997

[EDGAR REPRESENTATION OF CHART]

                         Emerging Growth Fund     S&P MidCap 400 Index**
Basic Materials                    5%                       9%
Capital Goods & Services           7%                       9%
Commercial Services                6%                       6%
Consumer Durables                  1%                       2%
Consumer Non-Durables              5%                       5%
Consumer Services                  8%                       4%
Energy                             7%                       7%
Financial Services                15%                      16%
Health Care                       13%                       9%
Retail Trade                       6%                       6%
Short-Term                         6%                       0%
Technology                        19%                      13%
Transportation                     1%                       2%
Utilities                          0%                      12%
Other Assets                       1%                       0%

** An unmanaged index, that includes no expenses or transaction charges, of mid-capitalization stocks.

--------------------------------------------------------------------------------
TOP 10 HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997

1   The FINOVA Group                                                      2.4%
--------------------------------------------------------------------------------
2   TCF Financial                                                         2.3%
--------------------------------------------------------------------------------
3   Green Tree Financial                                                  2.1%
--------------------------------------------------------------------------------
4   Elan Corporation, ADR                                                 1.9%
--------------------------------------------------------------------------------
5   ASM Lithography                                                       1.9%
--------------------------------------------------------------------------------
6   Kohl's                                                                1.9%
--------------------------------------------------------------------------------
7   Stewart Enterprises Class A                                           1.8%
--------------------------------------------------------------------------------
8   Smith International                                                   1.8%
--------------------------------------------------------------------------------
9   Stage Stores                                                          1.8%
--------------------------------------------------------------------------------
10  Sealed Air                                                            1.7%
--------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                                       8  1997 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

[PHOTO]
ADAM BENSON
assists with the management of Emerging Growth Fund and Small Company Growth Fund. He has three years of financial experience.
--------------------------------------------------------------------------------

[PHOTO]
TIMOTHY MCSWEENEY
(NOT PICTURED)
assists with the management of Emerging Growth Fund and Small Company Growth Fund. He has three years of financial experience.
--------------------------------------------------------------------------------


WE ARE PARTICULARLY OPTIMISTIC ABOUT THE LONGER-TERM OUTLOOK FOR MID-CAPITALIZATION STOCKS. Over the short term, global political uncertainty could add to the group's inherently greater volatility. But the relatively minimal exposure of many midsize companies to foreign economies may protect them from events unfolding in Southeast Asia. And while midsize stocks have rallied substantially since April, we believe that the mid-cap group is still attractively valued*** relative to larger companies. We are prepared to use periods of market weakness to add to the fund's holdings in technology stocks as companies with solid earnings prospects become available at reasonable prices.

Thank you for your investment in Emerging Growth Fund. We are dedicated to providing you with superior service and look forward to helping you achieve your investment goals.

Sincerely,

/s/ Sandra Shrewsbury

Sandra Shrewsbury
Portfolio Manager


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                                       9  1997 Annual Report - U.S. Growth Funds

GROWTH FUND
--------------------------------------------------------------------------------

[PHOTO]
STEVE MARKUSEN, CFA
is primarily responsible for the management of Growth Fund's portfolio. He has 13 years of financial experience.
--------------------------------------------------------------------------------


November 17, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1997, GROWTH FUND CLASS A RETURNED 34.09%,* WHICH INCLUDES REINVESTED DISTRIBUTIONS BUT NOT THE FUND'S SALES CHARGE. This compares to a 33.52% return for the Lipper Growth Funds Average+ and a 40.45% return for the S&P 500 Index.** The fund's focus on growth stocks with smaller average market capitalizations*** than the S&P 500 caused it to underperform the index. The S&P 500 benefited from the strong performance of a relatively small group of large, blue-chip companies. We outperformed the Lipper Growth Funds Average due to our stock selection and sector*** weightings. We are pleased to note that we have outperformed the Lipper average in each of the two fiscal years ending September 30, 1996,++ and 1997, achieving our goal of delivering consistent, competitive performance.

THE FUND'S PERFORMANCE BENEFITED FROM BOTH STOCK SELECTION AND SECTOR WEIGHTINGS. Our investments in the energy sector, particularly Schlumberger (5.2% of the fund's total assets as of September 30) and Transocean Offshore (4.7%), continued to deliver strong performance. A tight supply situation combined with strong demand led to sharply higher revenues and margins for oil service companies. We believe this trend will continue over the next several years. Our decision to increase our technology investments in the March/April market correction*** had a positive impact on

--------------------------------------------------------------------------------
PERFORMANCE THROUGH SEPTEMBER 30, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[EDGAR REPRESENTATION OF CHART]

       Growth Fund Class A,
      reflects the fund's 4%                     Lipper Growth
          sales charge         S&P 500 Index**   Funds Average+
3/87          9,600                 10,000           10,000
3/87          9,629                 10,000           10,000
4/87          9,446                  9,911            9,851
5/87          9,494                  9,997            9,915
6/87          9,950                 10,502           10,241
7/87         10,298                 11,034           10,686
8/87         10,713                 11,446           11,039
9/87         10,602                 11,195           10,865
10/87         8,336                  8,784            8,382
11/87         7,707                  8,060            7,824
12/87         8,337                  8,673            8,516
1/88          8,640                  9,038            8,709
2/88          9,127                  9,459            9,215
3/88          8,901                  9,167            9,147
4/88          9,107                  9,268            9,226
5/88          8,999                  9,349            9,163
6/88          9,490                  9,778            9,669
7/88          9,343                  9,740            9,533
8/88          9,087                  9,410            9,248
9/88          9,456                  9,811            9,609
10/88         9,485                 10,084            9,693
11/88         9,189                  9,940            9,505
12/88         9,354                 10,114            9,752
1/89         10,020                 10,854           10,373
2/89          9,831                 10,584           10,241
3/89         10,303                 10,831           10,489
4/89         10,912                 11,393           11,025
5/89         11,400                 11,854           11,500
6/89         11,180                 11,787           11,353
7/89         12,151                 12,851           12,188
8/89         12,531                 13,102           12,505
9/89         12,512                 13,049           12,547
10/89        12,200                 12,746           12,141
11/89        12,502                 13,006           12,325
12/89        13,020                 13,318           12,445
1/90         11,981                 12,424           11,620
2/90         12,142                 12,584           11,818
3/90         12,748                 12,918           12,172
4/90         12,475                 12,595           11,899
5/90         13,964                 13,823           13,048
6/90         14,095                 13,730           13,090
7/90         13,801                 13,686           12,855
8/90         12,410                 12,449           11,648
9/90         11,910                 11,843           10,967
10/90        11,757                 11,793           10,752
11/90        12,746                 12,555           11,490
12/90        13,174                 12,905           11,891
1/91         14,148                 13,467           12,692
2/91         15,266                 14,430           13,611
3/91         15,933                 14,779           14,064
4/91         15,902                 14,814           14,037
5/91         16,796                 15,453           14,662
6/91         15,973                 14,745           13,893
7/91         17,127                 15,433           14,656
8/91         17,776                 15,798           15,117
9/91         17,416                 15,534           14,977
10/91        17,819                 15,743           15,292
11/91        17,013                 15,109           14,696
12/91        19,483                 16,837           16,398
1/92         19,473                 16,523           16,422
2/92         19,634                 16,737           16,669
3/92         18,871                 16,411           16,145
4/92         18,634                 16,893           16,060
5/92         18,710                 16,976           16,192
6/92         18,183                 16,723           15,715
7/92         18,538                 17,406           16,288
8/92         17,892                 17,050           15,935
9/92         18,420                 17,250           16,219
10/92        18,873                 17,310           16,538
11/92        19,780                 17,899           17,388
12/92        20,038                 18,119           17,709
1/93         20,449                 18,271           17,964
2/93         20,146                 18,520           17,678
3/93         20,525                 18,910           18,188
4/93         19,473                 18,453           17,663
5/93         20,059                 18,947           18,352
6/93         20,092                 19,002           18,412
7/93         19,853                 18,926           18,353
8/93         20,634                 19,644           19,156
9/93         20,971                 19,493           19,359
10/93        20,884                 19,897           19,632
11/93        20,439                 19,707           19,242
12/93        21,059                 19,945           19,800
1/94         21,844                 20,623           20,444
2/94         21,266                 20,064           20,113
3/94         20,165                 19,189           19,143
4/94         20,263                 19,435           19,230
5/94         20,579                 19,754           19,331
6/94         19,902                 19,270           18,660
7/94         20,459                 19,903           19,176
8/94         21,464                 20,719           20,074
9/94         20,655                 20,212           19,657
10/94        20,939                 20,666           19,975
11/94        20,043                 19,913           19,216
12/94        20,329                 20,209           19,407
1/95         20,098                 20,733           19,546
2/95         21,197                 21,541           20,320
3/95         21,770                 22,176           20,909
4/95         22,156                 22,830           21,393
5/95         22,662                 23,742           22,048
6/95         23,477                 24,294           22,992
7/95         24,380                 25,099           24,115
8/95         24,539                 25,162           24,306
9/95         24,910                 26,224           25,012
10/95        24,092                 26,130           24,636
11/95        25,728                 27,277           25,500
12/95        26,067                 27,803           25,659
1/96         26,259                 28,749           26,214
2/96         27,056                 29,016           26,785
3/96         28,217                 29,295           27,017
4/96         29,027                 29,727           27,824
5/96         29,357                 30,494           28,483
6/96         28,729                 30,610           28,107
7/96         27,037                 29,257           26,503
8/96         28,316                 29,875           27,414
9/96         29,114                 31,556           28,925
10/96        29,975                 32,426           29,247
11/96        31,864                 34,877           31,078
12/96        30,949                 34,186           30,663
1/97         31,712                 36,322           32,251
2/97         31,346                 36,607           31,892
3/97         30,186                 35,103           30,498
4/97         30,705                 37,199           31,627
5/97         32,994                 39,463           33,881
6/97         34,215                 41,231           35,220
7/97         38,092                 44,509           38,092
8/97         37,145                 42,017           36,880
9/97         39,038                 44,319           38,933

** An unmanaged index, that includes no expenses or transaction charges, of large-capitalization stocks.

+ The average total return, not including sales charges, of similar funds as characterized by Lipper Analytical Services.

--------------------------------------------------------------------------------
Class A Average Annualized Total Returns
Includes the fund's maximum 4% front-end sales charge

One Year                                                                28.72%
--------------------------------------------------------------------------------
Five Year                                                               15.26%
--------------------------------------------------------------------------------
Ten Year                                                                13.45%
--------------------------------------------------------------------------------
Since Inception (3/16/87)                                               13.78%
--------------------------------------------------------------------------------

Class B Cumulative Total Returns
Includes the fund's maximum 4% contingent deferred sales charge

Since Inception (2/18/97)                                               17.08%
--------------------------------------------------------------------------------

* PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Safety of principal is not guaranteed. During most periods, the fund's advisor waived or paid certain expenses and/or the fund's distributor voluntarily waived certain 12b-1 fees. Without waivers, class A returns would have been lower.

All fund and benchmark returns include reinvested distributions.

++ Total returns for the year ended September 30, 1996, for Growth Fund and the Lipper average were: 16.87% and 15.89%, respectively (including reinvested distributions but not sales charges).

*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                                       10 1997 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

[PHOTO]
BRENT MELLUM, CFA
assists with the management of Growth Fund. He has three years of financial experience.
--------------------------------------------------------------------------------

performance. Investments in companies like Compaq Computer (1.1%), Oracle (1.1%), Cisco Systems (1.1%) and International Business Machines (1.6%) have delivered superior returns. Financial services stocks, another area where we increased our investments, also performed well with excellent gains in American International Group (3.1%) and Norwest (3.0%). Stocks in the capital goods sector benefited from continued economic growth. Auto parts manufacturer Magna International (3.4%), aerospace company AlliedSignal (4.2%), and truck trailer manufacturer, Wabash National (1.1%), all delivered superior returns during the past 12 months. In other areas, retailer Gap (4.3%) was a great stock during the past year and in the past six months our investment in AirTouch Communications (4.0%) has begun to have a significantly positive impact on performance.

OVER THE PAST YEAR, WE MADE A NUMBER OF CHANGES IN THE PORTFOLIO. As previously mentioned, we used the market correction last spring to increase our portfolio holdings in technology and financial stocks. We see growth continuing in these sectors with the stocks attractively valued.*** New investments in technology include ADC Telecommunications (1.0%), a broad line telecommunications equipment supplier and EMC Corp. (2.0%), a vendor of data storage products. In financial services, we added U.S. Bancorp (2.4%, formerly First Bank Systems). We believe all of these stocks offer above-average growth, yet are good values based on our fundamental research. In the health care area, we added to our investment in St. Jude Medical (1.7%), a company we believe is on track to grow earnings beginning mid-1998. On the sell side, we eliminated our positions in Columbia/HCA Healthcare and WMX Technologies. For both companies, our research indicated diminished long-term growth prospects.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION BY SECTOR
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997

[EDGAR REPRESENTATION OF CHART]

                          Growth Fund     S&P 500 Index**
Basic Materials              10%               6%
Capital Goods & Services     12%              10%
Commerical Services           0%               1%
Consumer Durables             3%               3%
Consumer Non-Durables         3%              11%
Consumer Services             0%               4%
Energy                       16%               9%
Financial Services           16%              16%
Health Care                   6%              11%
Retail Trade                  7%               5%
Technology                   15%              14%
Transportation                4%               1%
Utilities                     6%               9%
Other Assets                  2%               0%

** An unmanaged index, that includes no expenses or transaction charges, of large-capitalization stocks.


--------------------------------------------------------------------------------
TOP 10 HOLDINGS
--------------------------------------------------------------------------------
As a percentage of total assets on September 30, 1997

1   Schlumberger Limited                                                  5.2%
--------------------------------------------------------------------------------
2   Transocean Offshore                                                   4.7%
--------------------------------------------------------------------------------
3   Gap                                                                   4.3%
--------------------------------------------------------------------------------
4   AlliedSignal                                                          4.2%
--------------------------------------------------------------------------------
5   AirTouch Communications                                               4.0%
--------------------------------------------------------------------------------
6   Baker Hughes                                                          3.8%
--------------------------------------------------------------------------------
7   Magna International Class A                                           3.4%
--------------------------------------------------------------------------------
8   American International Group                                          3.1%
--------------------------------------------------------------------------------
9   Norwest                                                               3.0%
--------------------------------------------------------------------------------
10  Reebok International                                                  3.0%
--------------------------------------------------------------------------------


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                                      11  1997 Annual Report - U.S. Growth Funds

--------------------------------------------------------------------------------

OUR OUTLOOK CALLS FOR CONTINUED ECONOMIC GROWTH, BUT AN INCREASE IN MARKET VOLATILITY. We believe that economic growth in the United States and the rest of the world will continue at a moderate pace despite the problems in Southeast Asia. Recent declines in global markets and the U.S. stock market are due in our opinion to the high valuation*** of global equities. As we have written previously, any deviation from the moderate growth, low inflation environment of today will have a negative impact on stock prices.

OUR STRATEGY IN THIS MARKET ENVIRONMENT IS TO FOCUS ON THE INVESTMENT FUNDAMENTALS OF INDIVIDUAL STOCKS.
We will closely monitor the progress of our existing holdings and look for opportunities to add new investments that meet our criteria for long-term growth and good value. We will maintain a well diversified portfolio consistent with the fund's primary objective of long-term capital appreciation and the secondary objective of current income.

Thank you for your investment in Growth Fund. As managers we appreciate your confidence, and we will continue to diligently pursue our goal of providing our shareholders with consistent, competitive investment performance.

Sincerely,

/s/ Steve Markusen             /s/ Brent Mellum

Steve Markusen                 Brent Mellum
Portfolio Manager              Portfolio Manager


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                                      12  1997 Annual Report - U.S. Growth Funds

            Financial Statements

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  September 30, 1997
 ................................................................................

                                                              SMALL COMPANY      EMERGING
                                                                 GROWTH           GROWTH           GROWTH
                                                                  FUND             FUND             FUND
                                                              -------------   --------------   --------------
ASSETS:
Investments in securities at market value* (note 2)
  (including repurchase agreements of $2,842,000;
  $20,019,000 and $457,000, respectively) ..................  $ 36,281,948    $ 340,056,171    $ 199,054,313
Cash in bank on demand deposit .............................       117,132           25,853           25,768
Receivable for investment securities sold ..................       331,989        3,319,889        3,554,031
Receivable for fund shares sold ............................       184,965        1,354,163           90,709
Dividends and accrued interest receivable ..................         2,787           80,933          105,587
Other assets ...............................................         1,683            2,616               --
                                                              -------------   --------------   --------------
  Total assets .............................................    36,920,504      344,839,625      202,830,408
                                                              -------------   --------------   --------------

LIABILITIES:
Payable for investment securities purchased ................       676,625        8,724,027               --
Payable for fund shares redeemed ...........................        85,798          659,302          493,579
Accrued investment management fee ..........................        20,928          180,196          116,468
Accrued distribution and service fees ......................         9,695           75,736           56,717
                                                              -------------   --------------   --------------
  Total liabilities ........................................       793,046        9,639,261          666,764
                                                              -------------   --------------   --------------
  Net assets applicable to outstanding capital stock .......  $ 36,127,458    $ 335,200,364    $ 202,163,644
                                                              -------------   --------------   --------------
                                                              -------------   --------------   --------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $ 24,368,913    $ 163,184,341    $  96,506,615
Accumulated net realized gain on investments ...............       281,765       32,397,483       20,723,315
Unrealized appreciation of investments .....................    11,476,780      139,618,540       84,933,714
                                                              -------------   --------------   --------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $ 36,127,458    $ 335,200,364    $ 202,163,644
                                                              -------------   --------------   --------------
                                                              -------------   --------------   --------------

  * Investments in securities at identified cost ...........  $ 24,805,168    $ 200,437,631    $ 114,120,599
                                                              -------------   --------------   --------------
                                                              -------------   --------------   --------------

NET ASSET VALUE AND OFFERING PRICE:
CLASS A (NOTE 1):
  Net assets ...............................................  $ 35,647,823    $ 274,779,473    $ 201,954,257
  Shares outstanding (authorized four billion shares for
    each fund of $0.01 par value) ..........................     3,725,085       18,019,878       15,788,836
  Net asset value ..........................................  $       9.57    $       15.25    $       12.79
  Maximum offering price per share (net asset value plus 4%
    of offering price) .....................................  $       9.97    $       15.89    $       13.32
CLASS B:
  Net assets ...............................................  $    479,635    $   1,028,098    $     209,387
  Shares outstanding (authorized two billion shares for each
    fund of $0.01 par value) ...............................        50,254           67,644           16,426
  Net asset value and offering price per share .............  $       9.54    $       15.20    $       12.75
CLASS Y:
  Net assets ...............................................            --    $  59,392,793               --
  Shares outstanding (authorized one billion shares of $0.01
    par value) .............................................            --        3,885,302               --
  Net asset value and offering price per share .............            --    $       15.29               --

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                     13  1997 Annual Report - U. S. Growth Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For the Year Ended September 30, 1997
 ................................................................................

                                                                 SMALL
                                                                COMPANY        EMERGING
                                                                 GROWTH         GROWTH          GROWTH
                                                                  FUND           FUND            FUND
                                                              ------------   -------------   ------------
INCOME:
Dividends (net of foreign withholding taxes of $0; $0 and
  $15,469, respectively) ...................................  $    84,603    $    903,320    $ 2,334,335
Interest ...................................................       92,386       1,123,736        262,807
                                                              ------------   -------------   ------------

  Total income .............................................      176,989       2,027,056      2,597,142
                                                              ------------   -------------   ------------

EXPENSES (NOTE 5):
Investment management fee ..................................      223,793       2,034,041      1,314,478
Distribution and service fees:
  CLASS A ..................................................      148,666       1,344,972        933,969
  CLASS B ..................................................        1,040           3,309            559
  CLASS Y ..................................................           --              --             --
Transfer agent and dividend disbursing agent fees ..........       50,477         188,044        120,419
Custodian and accounting fees ..............................       44,656         214,266        146,701
Registration fees ..........................................       36,661          51,921         34,945
Reports to shareholders ....................................       23,692          51,827         38,124
Directors' fees ............................................        7,968           7,968          7,968
Audit and legal fees .......................................       48,299          41,414         41,654
Other expenses .............................................        7,990          30,424         20,223
                                                              ------------   -------------   ------------
  Total expenses ...........................................      593,242       3,968,186      2,659,040
    Less Class A expenses waived by the distributor ........      (47,801)       (430,769)      (299,188)
    Less expenses waived by the adviser ....................     (143,996)             --             --
                                                              ------------   -------------   ------------

  Net expenses before expenses paid indirectly .............      401,445       3,537,417      2,359,852
    Less expenses paid indirectly ..........................         (439)           (936)           (45)
                                                              ------------   -------------   ------------

  Total net expenses .......................................      401,006       3,536,481      2,359,807
                                                              ------------   -------------   ------------

  Net investment income (loss) .............................     (224,017)     (1,509,425)       237,335
                                                              ------------   -------------   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
Net realized gain on investments (note 3) ..................    3,716,140      34,831,105     24,239,313
Net change in unrealized appreciation or depreciation of
  investments ..............................................    8,021,635      25,682,866     30,823,801
                                                              ------------   -------------   ------------

  Net gain on investments ..................................   11,737,775      60,513,971     55,063,114
                                                              ------------   -------------   ------------

    Net increase in net assets resulting from operations ...  $11,513,758    $ 59,004,546    $55,300,449
                                                              ------------   -------------   ------------
                                                              ------------   -------------   ------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                     14  1997 Annual Report - U. S. Growth Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                   SMALL COMPANY GROWTH FUND
                                                                     EMERGING GROWTH FUND                 GROWTH FUND
                                  ----------------------------   -----------------------------   -----------------------------
                                   Year Ended     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                    9/30/97         9/30/96         9/30/97         9/30/96         9/30/97         9/30/96
                                  ------------   -------------   -------------   -------------   -------------   -------------
OPERATIONS:
Net investment income (loss) ...  $   (224,017)  $      84,218   $  (1,509,425)  $  (1,124,687)  $     237,335   $     498,018
Net realized gain on
  investments ..................     3,716,140       7,564,663      34,831,105      32,003,899      24,239,313      16,132,322
Net change in unrealized
  appreciation or depreciation
  of investments ...............     8,021,635      (5,498,330)     25,682,866      13,771,971      30,823,801      10,738,269
                                  ------------   -------------   -------------   -------------   -------------   -------------

  Net increase in net assets
    resulting from
    operations .................    11,513,758       2,150,551      59,004,546      44,651,183      55,300,449      27,368,609
                                  ------------   -------------   -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income ...       (82,567)       (175,841)             --              --        (284,304)       (511,937)
  From net realized gains ......    (8,846,691)     (3,725,755)    (27,377,820)    (23,854,784)    (17,945,057)    (19,384,717)
CLASS B:
  From net investment income ...            --              --              --              --              --              --
  From net realized gains ......            --              --              --              --              --              --
CLASS Y:
  From net investment income ...            --              --              --              --              --              --
  From net realized gains ......            --              --              --              --              --              --
                                  ------------   -------------   -------------   -------------   -------------   -------------
  Total distributions ..........    (8,929,258)     (3,901,596)    (27,377,820)    (23,854,784)    (18,229,361)    (19,896,654)
                                  ------------   -------------   -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE
 4):
CLASS A ........................     2,174,732     (15,702,321)    (50,186,524)     30,340,269     (13,397,914)     (1,655,157)
CLASS B ........................       400,314              --         860,466              --         188,390              --
CLASS Y ........................            --              --      49,131,008              --              --              --
                                  ------------   -------------   -------------   -------------   -------------   -------------
  Increase (decrease) in net
    assets from capital share
    transactions ...............     2,575,046     (15,702,321)       (195,050)     30,340,269     (13,209,524)     (1,655,157)
                                  ------------   -------------   -------------   -------------   -------------   -------------
  Total increase (decrease) in
    net assets .................     5,159,546     (17,453,366)     31,431,676      51,136,668      23,861,564       5,816,798

Net assets at beginning of
  year .........................    30,967,912      48,421,278     303,768,688     252,632,020     178,302,080     172,485,282
                                  ------------   -------------   -------------   -------------   -------------   -------------

Net assets at end of year ......  $ 36,127,458   $  30,967,912   $ 335,200,364   $ 303,768,688   $ 202,163,644   $ 178,302,080
                                  ------------   -------------   -------------   -------------   -------------   -------------
                                  ------------   -------------   -------------   -------------   -------------   -------------

Undistributed net investment
  income .......................  $         --   $      80,672   $          --   $          --   $          --   $      46,969
                                  ------------   -------------   -------------   -------------   -------------   -------------
                                  ------------   -------------   -------------   -------------   -------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                     15  1997 Annual Report - U. S. Growth Funds

             Notes to Financial Statements
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently has 12 series, including Small Company Growth Fund, Emerging Growth Fund and Growth Fund (the funds). Each fund is classified as a diversified series. The company's articles of incorporation permit the board of directors to create additional series in the future.

                      The funds commenced offering Class B shares and Emerging Growth Fund commenced offering Class Y shares on February 18, 1997. All shares existing prior to that date were classified as Class A shares. Key features of each class are:

                      CLASS A:
                      - Subject to a front-end sales charge

                      - Lower distribution and service fees than Class B

                      CLASS B:
                      - No front-end sales charge

                      - Subject to a contingent deferred sales charge upon redemption

                      - Higher distribution and service fees than Class A

                      - Automatic conversion to Class A shares at the beginning of the sixth calendar year after issuance

                      CLASS Y:
                      - Requires a minimum initial investment of $1 million

                      - No front-end or contingent deferred sales charges

                      - No distribution and service fees

                      The classes of shares have the same rights and are identical in all respects except that each class bears different distribution expenses, has exclusive voting rights with respect to matters affecting that class and has different exchange privileges.

                      Small Company Growth Fund invests primarily in common stocks of small-capitalization companies believed to possess superior growth potential.

                      Emerging Growth Fund invests primarily in common stocks and securities convertible into common stocks of emerging growth companies.

                      Growth Fund invests primarily in a broadly diversified portfolio of stocks or securities convertible into or carrying rights to buy common stocks.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued

--------------------------------------------------------------------------------

                                     16  1997 Annual Report - U. S. Growth Funds

--------------------------------------------------------------------------------
                      according to procedures adopted by the funds' board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The funds also intend to distribute their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                      On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made as follows:

                                          SMALL COMPANY      EMERGING
                                              GROWTH          GROWTH      GROWTH
                                               FUND            FUND        FUND
                                          --------------   ------------   -------
Decrease distributions in excess of net
  investment income ....................     $ 225,912     $  1,509,425     $--
Decrease accumulated net realized gain
  on investments .......................     $(225,912)    $   (806,040)    $--
Decrease additional paid in capital ....     $      --     $   (703,385)    $--

                      ALLOCATION OF INCOME, EXPENSES AND GAINS (LOSSES)
                      Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Class-specific expenses, which include distribution and service fees, are charged directly to such class.

--------------------------------------------------------------------------------

                                     17  1997 Annual Report - U. S. Growth Funds

--------------------------------------------------------------------------------

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income will be declared separately for each class and paid at least annually. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares of the same class.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended September 30, 1997, were as follows:

                                          SMALL COMPANY      EMERGING
                                           GROWTH FUND      GROWTH FUND     GROWTH FUND
                                          --------------   -------------   -------------
Purchases ..............................    $30,790,132    $ 141,190,612   $  80,956,179
Proceeds from sales ....................    $37,580,125    $ 174,268,383   $ 115,885,832

                      During the year ended September 30, 1997, brokerage commissions paid to Piper Jaffray Inc., an affiliated broker, amounted to $4,020, $0 and $0 for Small Company Growth Fund, Emerging Growth Fund, and Growth Fund, respectively.

(4) CAPITAL SHARE
    TRANSACTIONS
 ................................
                      Small Company Growth Fund, Emerging Growth Fund, and Growth Fund declared 100% stock dividends on October 21, 1996, December 23, 1995, and October 21, 1996,
                      respectively. Shareholders received one additional share of capital stock for each share they owned and the net asset value of each share was reduced by half.

--------------------------------------------------------------------------------

                                     18  1997 Annual Report - U. S. Growth Funds

--------------------------------------------------------------------------------

                      Capital share transactions for the funds were as follows:

                                                 YEAR ENDED                Year Ended
                                           SEPTEMBER 30, 1997 (a)      September 30, 1996
                                          ------------------------  -------------------------
                                            SHARES       AMOUNT       SHARES        AMOUNT
                                          ----------  ------------  -----------  ------------
SMALL COMPANY GROWTH FUND:
CLASS A
  Sales of fund shares .................   1,030,455  $  7,678,103       77,719  $  1,445,527
  Issued for reinvested
    distributions ......................   1,298,315     8,636,664      211,527     3,901,679
  Redemptions of fund shares ...........  (1,806,030)  (14,140,035)  (1,130,511)  (21,049,527)
  Issued for stock dividend ............   1,555,872            --           --            --
                                          ----------  ------------  -----------  ------------
                                           2,078,612  $  2,174,732     (841,265) $(15,702,321)
                                          ----------  ------------  -----------  ------------
CLASS B
  Sales of fund shares .................      53,821  $    424,004
  Redemptions of fund shares ...........      (3,567)      (23,690)
                                          ----------  ------------
                                              50,254  $    400,314
                                          ----------  ------------

                                                 YEAR ENDED                Year Ended
                                           SEPTEMBER 30, 1997 (a)      September 30, 1996
                                          ------------------------  ------------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT
                                          ----------  ------------  ----------  ------------
EMERGING GROWTH FUND:
CLASS A
  Sales of fund shares .................   4,214,135  $ 52,588,314   4,424,067  $ 65,931,347
  Issued for reinvested
    distributions ......................   2,159,866    26,933,532     986,585    23,845,752
  Redemptions of fund shares ...........  (6,351,382)  (80,423,986) (3,766,383)  (59,436,830)
  Redemptions in exchange for Class Y
    shares .............................  (3,914,798)  (49,284,384)         --            --
  Issued for stock dividend ............          --            --  10,529,165            --
                                          ----------  ------------  ----------  ------------
                                          (3,892,179) $(50,186,524) 12,173,434  $ 30,340,269
                                          ----------  ------------  ----------  ------------
CLASS B
  Sales of fund shares .................      81,216  $  1,045,576
  Redemptions of fund shares ...........     (13,572)     (185,110)
                                          ----------  ------------
                                              67,644  $    860,466
                                          ----------  ------------
CLASS Y
  Sales of fund shares .................     907,255  $ 12,792,132
  Sales in exchange from Class A
    shares .............................   3,914,209    49,284,384
  Redemptions of fund shares ...........    (936,162)  (12,945,508)
                                          ----------  ------------
                                           3,885,302  $ 49,131,008
                                          ----------  ------------

                                                 YEAR ENDED                Year Ended
                                           SEPTEMBER 30, 1997 (a)      September 30, 1996
                                          ------------------------  ------------------------
                                            SHARES       AMOUNT       SHARES       AMOUNT
                                          ----------  ------------  ----------  ------------
GROWTH FUND:
CLASS A
  Sales of fund shares .................   1,726,718  $ 18,865,295     909,407  $ 18,395,008
  Issued for reinvested
    distributions ......................   1,772,740    17,663,981   1,050,275    19,897,268
  Redemptions of fund shares ...........  (4,513,968)  (49,927,190) (1,987,117)  (39,947,433)
  Issued for stock dividend ............   8,376,464            --          --            --
                                          ----------  ------------  ----------  ------------
                                           7,361,954  $(13,397,914)    (27,435) $ (1,655,157)
                                          ----------  ------------  ----------  ------------
CLASS B
  Sales of fund shares .................      16,775  $    191,828
  Redemptions of fund shares ...........        (349)       (3,438)
                                          ----------  ------------
                                              16,426  $    188,390
                                          ----------  ------------

(a) REPRESENTS PERIOD FROM FEBRUARY 18 (COMMENCEMENT OF OFFERING OF SHARES) TO SEPTEMBER 30, 1997, FOR CLASS B AND CLASS Y.

--------------------------------------------------------------------------------

                                     19  1997 Annual Report - U. S. Growth Funds

--------------------------------------------------------------------------------

                      Sales charges received by Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, for distributing the funds' shares for the year ended September 30, 1997 were as follows:

                                            SMALL COMPANY                 EMERGING
                                             GROWTH FUND                GROWTH FUND                  GROWTH FUND
                                          -----------------   --------------------------------   -------------------
                                          CLASS A  CLASS B     CLASS A     CLASS B    CLASS Y    CLASS A    CLASS B
                                          -------  --------   ----------   --------   --------   --------   --------
Front-end sales charges ................  $46,124     $--     $  120,434    $   --    $     --   $ 48,128     $ --
Contingent deferred sales charges ......    5,241      13         15,880     4,733          --      3,703      132
                                          -------     ---     ----------   --------   --------   --------   --------
                                          $51,365     $13     $  136,314    $4,733    $     --   $ 51,831     $132
                                          -------     ---     ----------   --------   --------   --------   --------
                                          -------     ---     ----------   --------   --------   --------   --------

(5) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fee for each fund is equal to an annual rate of 0.75% of the first $100 million in net assets, 0.65% of the next $200 million and decreasing percentages thereafter to 0.50% of net assets in excess of $500 million. For the year ended September 30, 1997, the effective investment management fee paid by the funds was .75%, .69% and .70% on an annual basis for Small Company Growth Fund, Emerging Growth Fund and Growth Fund, respectively.

                      DISTRIBUTION AND SERVICE FEES
                      Each fund also pays Piper Jaffray fees accrued daily and paid quarterly for providing shareholder services and distribution-related services. The fees for each class, which were being voluntarily limited for Class A for the year ended September 30, 1997, are stated below as a percent of average daily net assets attributable to such shares.

                                             SMALL COMPANY                 EMERGING
                                              GROWTH FUND                GROWTH FUND                 GROWTH FUND
                                          -------------------   ------------------------------   -------------------
                                          CLASS A    CLASS B    CLASS A    CLASS B    CLASS Y    CLASS A    CLASS B
                                          --------   --------   --------   --------   --------   --------   --------
Distribution fee .......................     0.25%      0.75%      0.25%      0.75%       --        0.25%      0.75%
Service fee ............................     0.25%      0.25%      0.25%      0.25%       --        0.25%      0.25%
                                          --------   --------   --------   --------      ---     --------   --------
  Total distribution and service
    fees ...............................     0.50%      1.00%      0.50%      1.00%       --        0.50%      1.00%
                                          --------   --------   --------   --------      ---     --------   --------
                                          --------   --------   --------   --------      ---     --------   --------
  Total distribution and service fees
    after voluntary limitation .........     0.34%      1.00%      0.34%      1.00%       --        0.34%      1.00%
                                          --------   --------   --------   --------      ---     --------   --------
                                          --------   --------   --------   --------      ---     --------   --------

--------------------------------------------------------------------------------

                                     20  1997 Annual Report - U. S. Growth Funds

--------------------------------------------------------------------------------

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $6.00 per active shareholder account and $1.60 per closed account. For the year ended September 30, 1997, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                          SMALL COMPANY      EMERGING
                                           GROWTH FUND     GROWTH FUND    GROWTH FUND
                                          --------------   ------------   ------------
Piper Jaffray ..........................      $28,521        $131,958        $76,219
Piper Trust ............................          840          26,866         20,219
                                          --------------   ------------   ------------
                                              $29,361        $158,824        $96,438
                                          --------------   ------------   ------------
                                          --------------   ------------   ------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, distribution and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses. For the year ended September 30, 1997, Piper Capital voluntarily limited total fees and expenses for Small Company Growth Fund to annual rates of 1.34% and 2.00% of average daily net assets attributable to such shares for Class A and Class B, respectively.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the funds.

--------------------------------------------------------------------------------

                                     21  1997 Annual Report - U. S. Growth Funds

--------------------------------------------------------------------------------

(6) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      SMALL COMPANY GROWTH FUND

                                                                   CLASS A
                                          ---------------------------------------------------------
                                                          Year Ended September 30,
                                          ---------------------------------------------------------
                                            1997        1996        1995        1994        1993
                                          ---------   ---------   ---------   ---------   ---------
PER-SHARE DATA (a)
Net asset value, beginning of period ...  $    9.41   $    9.73   $    8.59   $    8.42   $    6.79
                                          ---------   ---------   ---------   ---------   ---------
Operations:
  Net investment income (loss) .........      (0.09)       0.03        0.05        0.04        0.01
  Net realized and unrealized gains on
    investments ........................       3.11        0.48        1.14        0.15        1.65
                                          ---------   ---------   ---------   ---------   ---------
    Total from operations ..............       3.02        0.51        1.19        0.19        1.66
                                          ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income ...........      (0.02)      (0.04)      (0.05)      (0.02)      (0.03)
  From net realized gains ..............      (2.84)      (0.79)         --          --          --
                                          ---------   ---------   ---------   ---------   ---------
    Total distributions to
      shareholders .....................      (2.86)      (0.83)      (0.05)      (0.02)      (0.03)
                                          ---------   ---------   ---------   ---------   ---------
Net asset value, end of period .........  $    9.57   $    9.41   $    9.73   $    8.59   $    8.42
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
SELECTED INFORMATION
Total return (b) .......................      45.66%       5.38%      13.88%       2.12%      24.56%
Net assets at end of period (in
  millions) ............................  $      36   $      31   $      48   $      78   $      84
Ratio of expenses to average daily net
  assets ...............................       1.34%       1.32%       1.40%       1.32%       1.28%
Ratio of net investment income (loss) to
  average daily net assets .............      (0.75)%      0.20%       0.43%       0.37%       0.50%
Average commission rate paid on
  portfolio transactions (c) ...........  $  0.0600   $  0.0600         n/a         n/a         n/a
Portfolio turnover rate (excluding
  short-term securities) ...............        109%        125%        182%        177%        154%
Ratios before waivers by the adviser
  and/or distributor:
  Ratio of expenses to average daily net
    assets before waivers ..............       1.98%       1.79%       1.63%       1.54%       1.86%
  Ratio of net investment income (loss)
    to average daily net assets before
    waivers ............................      (1.39)%     (0.27)%      0.20%       0.15%      (0.08)%

                                                                CLASS B
                                                     ----------------------------
                                                             Period Ended
                                                         September 30, 1997(d)
                                                         --------------------
PER-SHARE DATA
Net asset value, beginning of period ...                        $  7.24
                                                             ----------
Operations:
  Net investment loss ..................                          (0.03)
  Net realized and unrealized gains on
    investments ........................                           2.33
                                                             ----------
    Total from operations ..............                           2.30
                                                             ----------
Net asset value, end of period .........                        $  9.54
                                                             ----------
                                                             ----------
SELECTED INFORMATION
Total return (b) .......................                          31.77%
Net assets at end of period (in
  thousands) ...........................                        $   480
Ratio of expenses to average daily net
  assets ...............................                           1.98%(e)
Ratio of net investment loss to average
  daily net assets .....................                          (1.49)%(e)
Average commission rate paid on
  portfolio transactions (c) ...........                        $0.0600
Portfolio turnover rate (excluding
  short-term securities) ...............                            109%
Ratios before waivers by the adviser:
  Ratio of expenses to average daily net
    assets before waivers ..............                           2.15%(e)
  Ratio of net investment loss to
    average daily net assets before
    waivers ............................                          (1.66)%(e)

(a) PER-SHARE AMOUNTS HAVE BEEN ADJUSTED TO REFLECT THE EFFECT OF THE STOCK DIVIDEND DECLARED ON OCTOBER 21, 1996. SEE NOTE 4 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(c)  DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996.
(d)  COMMENCEMENT OF OFFERING OF CLASS B SHARES WAS FEBRUARY 18, 1997.
(e)  ANNUALIZED.

--------------------------------------------------------------------------------

                                     22  1997 Annual Report - U. S. Growth Funds

--------------------------------------------------------------------------------

(6) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      EMERGING GROWTH FUND

                                                                                       CLASS A
                                                               --------------------------------------------------------
                                                                               Year Ended September 30,
                                                               --------------------------------------------------------
                                                                 1997        1996        1995        1994        1993
                                                               --------    --------    --------    --------    --------
PER-SHARE DATA (a)
Net asset value, beginning of period .......................   $  13.86    $  12.97    $   9.63    $   9.87    $   7.21
                                                               --------    --------    --------    --------    --------
Operations:
  Net investment loss ......................................      (0.08)      (0.05)      (0.06)      (0.04)      (0.03)
  Net realized and unrealized gains (losses) on
    investments ............................................       2.72        2.18        3.40       (0.20)       2.69
                                                               --------    --------    --------    --------    --------
    Total from operations ..................................       2.64        2.13        3.34       (0.24)       2.66
                                                               --------    --------    --------    --------    --------
Distributions to shareholders:
  From net realized gains ..................................      (1.25)      (1.24)         --          --          --
                                                               --------    --------    --------    --------    --------
Net asset value, end of period .............................   $  15.25    $  13.86    $  12.97    $   9.63    $   9.87
                                                               --------    --------    --------    --------    --------
                                                               --------    --------    --------    --------    --------
SELECTED INFORMATION
Total return (b) ...........................................      21.04%      17.84%      34.68%      (2.38)%     36.92%
Net assets at end of period (in millions) ..................   $    275    $    304    $    253    $    224    $    191
Ratio of expenses to average daily net assets ..............       1.23%       1.18%       1.24%       1.24%       1.29%
Ratio of net investment loss to average daily net assets ...      (0.55)%     (0.41)%     (0.51)%     (0.38)%     (0.34)%
Average commission rate paid on portfolio transactions
  (c) ......................................................   $ 0.0600    $ 0.0600         n/a         n/a         n/a
Portfolio turnover rate (excluding short-term
  securities) ..............................................         51%         44%         33%         31%         30%
Ratios before waivers by the adviser and/or distributor:
  Ratio of expenses to average daily net assets before
    waivers ................................................       1.39%       1.37%       1.42%       1.44%       1.49%
  Ratio of net investment loss to average daily net assets
    before waivers .........................................      (0.71)%     (0.60)%     (0.69)%     (0.58)%     (0.54)%

                                                               CLASS B     CLASS Y
                                                               --------    --------
                                                                Period      Period
                                                                Ended       Ended
                                                               September   September
                                                                 30,         30,
                                                               1997(d)     1997(d)
                                                               --------    --------
PER-SHARE DATA
Net asset value, beginning of period .......................   $ 12.54     $ 12.54
                                                               --------    --------
Operations:
  Net investment loss ......................................     (0.10)      (0.01)
  Net realized and unrealized gains on investments .........      2.76        2.76
                                                               --------    --------
    Total from operations ..................................      2.66        2.75
                                                               --------    --------
Net asset value, end of period .............................   $ 15.20     $ 15.29
                                                               --------    --------
                                                               --------    --------
SELECTED INFORMATION
Total return (b) ...........................................     21.21%      21.93%
Net assets at end of period (in millions) ..................   $     1     $    59
Ratio of expenses to average daily net assets ..............      1.85%(e)    0.87%(e)
Ratio of net investment loss to average daily net assets ...     (1.16)%(e)   (0.16)%(e)
Average commission rate paid on portfolio transactions
  (c) ......................................................   $0.0600     $0.0600
Portfolio turnover rate (excluding short-term
  securities) ..............................................        51%         51%

(a) PER-SHARE AMOUNTS HAVE BEEN ADJUSTED TO REFLECT THE EFFECT OF THE STOCK DIVIDEND DECLARED ON DECEMBER 23, 1995. SEE NOTE 4 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(c)  DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996.
(d)  COMMENCEMENT OF OFFERING OF CLASS B AND CLASS Y SHARES WAS FEBRUARY 18,
     1997.
(e)  ANNUALIZED.

--------------------------------------------------------------------------------

                                     23  1997 Annual Report - U. S. Growth Funds

--------------------------------------------------------------------------------

(6) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      GROWTH FUND

                                                                   CLASS A
                                          ---------------------------------------------------------
                                                          Year Ended September 30,
                                          ---------------------------------------------------------
                                            1997        1996        1995        1994        1993
                                          ---------   ---------   ---------   ---------   ---------
PER-SHARE DATA (a)
Net asset value, beginning of period ...  $   10.58   $   10.20   $    9.45   $    9.65   $    8.53
                                          ---------   ---------   ---------   ---------   ---------
Operations:
  Net investment income ................       0.01        0.03        0.04        0.04        0.06
  Net realized and unrealized gains
    (losses) on investments ............       3.28        1.55        1.80       (0.18)       1.12
                                          ---------   ---------   ---------   ---------   ---------
    Total from operations ..............       3.29        1.58        1.84       (0.14)       1.18
                                          ---------   ---------   ---------   ---------   ---------
Distributions to shareholders:
  From net investment income ...........      (0.01)      (0.03)      (0.04)      (0.06)      (0.06)
  From net realized gains ..............      (1.07)      (1.17)      (1.05)         --          --
                                          ---------   ---------   ---------   ---------   ---------
    Total distributions to
      shareholders .....................      (1.08)      (1.20)      (1.09)      (0.06)      (0.06)
                                          ---------   ---------   ---------   ---------   ---------
Net asset value, end of period .........  $   12.79   $   10.58   $   10.20   $    9.45   $    9.65
                                          ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------
SELECTED INFORMATION
Total return (b) .......................      34.09%      16.87%      20.60%      (1.51)%     13.85%
Net assets at end of period (in
  millions) ............................  $     202   $     178   $     172   $     195   $     252
Ratio of expenses to average daily net
  assets ...............................       1.26%       1.24%       1.27%       1.23%       1.26%
Ratio of net investment income to
  average daily net assets .............       0.13%       0.28%       0.40%       0.43%       0.66%
Average commission rate paid on
  portfolio transactions (c) ...........  $  0.0600   $  0.0600         n/a         n/a         n/a
Portfolio turnover rate (excluding
  short-term securities) ...............         44%         19%         80%         11%         45%
Ratios before waivers by the
  distributor:
  Ratio of expenses to average daily net
    assets before waivers ..............       1.42%       1.43%       1.45%       1.42%       1.44%
  Ratio of net investment income (loss)
    to average daily net assets before
    waivers ............................      (0.03)%      0.09%       0.22%       0.24%       0.48%

                                                   CLASS B
                                          -------------------------
                                                Period Ended
                                            September 30, 1997(d)
                                          -------------------------
PER-SHARE DATA
Net asset value, beginning of period ...           $ 10.53
                                                ----------
Operations:
  Net investment loss ..................             (0.03)
  Net realized and unrealized gains on
    investments ........................              2.25
                                                ----------
    Total from operations ..............              2.22
                                                ----------
Net asset value, end of period .........           $ 12.75
                                                ----------
                                                ----------
SELECTED INFORMATION
Total return (b) .......................             21.08%
Net assets at end of period (in
  thousands) ...........................           $   209
Ratio of expenses to average daily net
  assets ...............................              1.90%(e)
Ratio of net investment loss to average
  daily net assets .....................             (0.74)%(e)
Average commission rate paid on
  portfolio transactions (c) ...........           $0.0600
Portfolio turnover rate (excluding
  short-term securities) ...............                44%

(a) PER-SHARE AMOUNTS HAVE BEEN ADJUSTED TO REFLECT THE EFFECT OF THE STOCK DIVIDEND DECLARED ON OCTOBER 21, 1996. SEE NOTE 4 IN THE NOTES TO FINANCIAL STATEMENTS.
(b) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(c)  DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996.
(d)  COMMENCEMENT OF OFFERING OF CLASS B SHARES WAS FEBRUARY 18, 1997.
(e)  ANNUALIZED.

--------------------------------------------------------------------------------

                                     24  1997 Annual Report - U. S. Growth Funds

                           Investments in Securities
--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND                                         September 30, 1997
 ...........................................................................................

                                                             Number                Market
Description of Security                                     of Shares            Value (a)
---------------------------------------------------------  -----------          ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (92.5%):
  BASIC MATERIALS (7.4%):
    AptarGroup Inc. .....................................        7,000          $    391,562
    Brunswick Technologies ..............................       30,000(b)            480,000
    ChiRex Inc. .........................................       29,000(b)            739,500
    Cuno Inc. ...........................................       27,000(b)            469,125
    OM Group ............................................       15,000               599,062
                                                                                ------------
                                                                                   2,679,249
                                                                                ------------

  CAPITAL GOODS AND SERVICES (7.2%):
    American Disposal Services, Inc. ....................       12,000(b)            375,000
    Chicago Miniature Lamp ..............................       13,000(b)            432,250
    Control Devices Inc. ................................       15,000(b)            225,000
    Dura Automotive Systems 'A' .........................       10,800(b)            340,200
    Miller (Herman) .....................................       14,000               749,000
    Rental Service ......................................       22,000(b)            493,625
                                                                                ------------
                                                                                   2,615,075
                                                                                ------------

  COMMERCIAL SERVICES (10.3%):
    ABR Information Services ............................       13,000(b)            359,125
    American Building Maintenance .......................       15,000               396,562
    G & K Services Class A ..............................       13,500               469,125
    JP Foodservice ......................................       20,000(b)            630,000
    Learning Tree International .........................       15,000(b)            429,375
    Wackenhut Corrections ...............................       17,000(b)            527,000
    Watsco Inc. .........................................       12,000               375,000
    Wilmar Industries ...................................       20,000(b)            540,000
                                                                                ------------
                                                                                   3,726,187
                                                                                ------------

  CONSUMER DURABLES (1.7%):
    ITI Technologies ....................................       21,000(b)            598,500
                                                                                ------------

  CONSUMER NON-DURABLES (1.6%):
    Home Products International Inc. ....................       25,000(b)            365,625
    Robert Mondavi Class A ..............................        4,150(b)            227,212
                                                                                ------------
                                                                                     592,837
                                                                                ------------

  CONSUMER SERVICES (6.3%):
    Bridgestreet Accomodations ..........................       10,000(b)            115,000
    Chancellor Media Corp. ..............................       10,000(b)            526,250
    Equity Corp. International ..........................       17,000(b)            396,312
    PJ America Inc. .....................................       23,000(b)            393,875
    Strayer Education ...................................       10,000               455,000
    York Group Inc. .....................................       18,000               389,250
                                                                                ------------
                                                                                   2,275,687
                                                                                ------------

  ENERGY (4.7%):
    Lomak Petroleum .....................................       16,000               309,000
    Newpark Resources ...................................       18,000(b)            707,625
    Tuboscope Inc. ......................................       22,000(b)            690,250
                                                                                ------------
                                                                                   1,706,875
                                                                                ------------

  FINANCIAL SERVICES (10.4%):
    AMRESCO Inc. ........................................       13,000(b)            482,625
    Commerce Bancorp ....................................        6,825               265,322
    First Republic Bancorp (CA) .........................       20,000(b)            535,000

                                                             Number                Market
Description of Security                                     of Shares            Value (a)
---------------------------------------------------------  -----------          ------------
    First Savings Bank of Washington ....................       15,000          $    371,250
    Money Store .........................................       15,000               427,500
    ReliaStar Financial .................................       20,000               796,250
    TCF Financial .......................................       15,000               876,563
                                                                                ------------
                                                                                   3,754,510
                                                                                ------------

  HEALTH CARE (15.0%):
    Alpha 1 Biomedicals, Inc. ...........................        5,391(b)                539
    BioReliance Corp. ...................................        2,000(b)             52,500
    Biosite Diagnostics .................................       15,000(b)            131,250
    Centennial HealthCare ...............................       10,000(b)            230,000
    Cytyc Corp. .........................................       11,000(b)            276,375
    Daou Systems Inc. ...................................       31,000(b)            968,750
    Digene Corp. ........................................       17,000(b)            218,875
    Express Scripts 'A' .................................        7,000(b)            377,125
    FPA Medical Management Inc. .........................       15,000(b)            515,625
    Genesis Health Ventures .............................       10,000(b)            389,375
    HPR Inc. ............................................       20,000(b)            437,500
    NeXstar Pharmaceuticals .............................        8,000(b)            142,000
    Novoste Corp. .......................................        9,000(b)            149,625
    Physician Sales & Service ...........................       19,500               380,250
    Physio-Control International ........................       11,000(b)            186,313
    Scherer (R.P.) ......................................        8,000(b)            495,500
    Urogen ..............................................       10,000(b) (e)             --
    Urologix Inc. .......................................       20,000(b)            475,000
                                                                                ------------
                                                                                   5,426,602
                                                                                ------------

  RETAIL TRADE (5.1%):
    Hibbett Sporting Goods ..............................        5,000(b)            139,375
    Mazel Stores ........................................       10,000(b)            247,500
    O'Reilly Automotive .................................       13,000(b)            295,750
    Pier 1 Imports ......................................       30,000               538,125
    Stage Stores ........................................       14,000(b)            603,750
                                                                                ------------
                                                                                   1,824,500
                                                                                ------------

  TECHNOLOGY (21.2%):
    Advanced Energy Industries ..........................       11,000(b)            311,438
    ANADIGICS Inc. ......................................        5,000(b)            246,563
    Aspect Development ..................................        5,200(b)            213,525
    Coherent Communication Systems Corp. .                      15,000(b)            425,625
    Comverse Technology .................................       15,000(b)            791,250
    Cyberonics ..........................................       11,800(b)            190,275
    DuPont Photomasks ...................................       10,000(b)            720,000
    FSI International ...................................       20,000(b)            417,500
    Natural MicroSystems Corp. ..........................       20,000(b)            760,000
    Ontrack Data International ..........................       30,000(b)            697,500
    Peerless Systems ....................................       27,000(b)            378,000
    Sipex Corp. .........................................       30,000(b)            952,500
    Technology Solutions ................................       15,000(b)            483,750
    Tecnomatix Technologies Ltd. ........................       15,000(b) (c)        573,750
    TriQuint Semiconductor ..............................        8,000(b)            291,500
    Wonderware Corp. ....................................       12,000(b)            220,500
                                                                                ------------
                                                                                   7,673,676
                                                                                ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

                                     25  1997 Annual Report - U. S. Growth Funds

--------------------------------------------------------------------------------

SMALL COMPANY GROWTH FUND
(CONTINUED)

                                                            Number of
                                                            Shares or
                                                            Principal              Market
Description of Security                                      Amount              Value (a)
---------------------------------------------------------  -----------          ------------
  TRANSPORTATION (1.6%):
    Knightsbridge Tankers Ltd. ..........................       20,000(c)       $    566,250
                                                                                ------------

      Total Common Stock
        (cost: $21,963,168)  ............................                         33,439,948
                                                                                ------------

SHORT-TERM SECURITIES (7.9%):
    Repurchase agreement with Goldman Sachs, acquired on
      9/30/97, interest of $486, 6.15%, 10/1/97
      (cost: $2,842,000) ................................    2,842,000(d)       $  2,842,000
                                                                                ------------

      Total Investments in Securities
        (cost: $24,805,168) (f)  ........................                       $ 36,281,948
                                                                                ------------
                                                                                ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  CURRENTLY NON-INCOME PRODUCING.
(c) SECURITIES OF FOREIGN ISSUERS ARE DENOMINATED IN U.S. DOLLARS. THE AGGREGATE VALUE OF THESE SECURITIES AT SEPTEMBER 30, 1997, IS $1,140,000, WHICH REPRESENTS 3.2% OF TOTAL NET ASSETS.
(d) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(e) SECURITY IS RESTRICTED (CANNOT BE OFFERED FOR PUBLIC SALE) AND ILLIQUID. SECURITY WAS ACQUIRED AS A RESULT OF A SPINOFF FROM MEDSTONE INTERNATIONAL. OWNERSHIP OF SECURITY CANNOT BE LEGALLY TRANSFERRED BEFORE DEC. 31, 1997.
(f) ON SEPTEMBER 30, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $24,805,533. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 11,648,603
      GROSS UNREALIZED DEPRECIATION ......      (172,188)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $ 11,476,415
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

                                     26  1997 Annual Report - U. S. Growth Funds

                           Investments in Securities
--------------------------------------------------------------------------------

EMERGING GROWTH FUND                                            September 30, 1997
 .........................................................................................

                                                           Number                Market
Description of Security                                   of Shares            Value (a)
-------------------------------------------------------  -----------          ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (95.5%):
  BASIC MATERIALS (4.7%):
    Bemis Co. .........................................       50,000          $  2,237,500
    Ecolab Inc. .......................................       77,000             3,739,312
    Sealed Air ........................................      108,000(b)          5,933,250
    Valspar Corp. .....................................      128,000             4,016,000
                                                                              ------------
                                                                                15,926,062
                                                                              ------------

  CAPITAL GOODS AND SERVICES (8.0%):
    Danaher Corp. .....................................      100,000             5,800,000
    Fastenal Co. ......................................       37,500             1,996,875
    Miller (Herman) ...................................       81,000             4,333,500
    Molex Inc. Class A ................................       75,000             3,056,250
    Pentair, Inc. .....................................      100,000             3,687,500
    Tower Automotive ..................................       73,800(b)          3,321,000
    USA Waste Service .................................      112,875(b)          4,500,891
                                                                              ------------
                                                                                26,696,016
                                                                              ------------

  COMMERCIAL SERVICES (6.4%):
    Cintas Corp. ......................................       35,000             2,581,250
    Corrections Corp. of America ......................       70,000(b)          3,045,000
    G & K Services Class A ............................       50,000             1,737,500
    JP Foodservice ....................................      105,000(b)          3,307,500
    Learning Tree International .......................      110,000(b)          3,148,750
    Richfood Holdings .................................      167,500             4,344,531
    Wackenhut Corrections .............................      110,000(b)          3,410,000
                                                                              ------------
                                                                                21,574,531
                                                                              ------------

  CONSUMER DURABLES (1.0%):
    Newell Co. ........................................       85,000             3,400,000
                                                                              ------------

  CONSUMER NON-DURABLES (5.1%):
    Rexall Sundown ....................................      115,000(b)          5,246,875
    Robert Mondavi Class A ............................       44,150(b)          2,417,212
    Sola International ................................      155,000(b)          5,318,438
    Tommy Hilfiger ....................................       80,000(b)          3,995,000
                                                                              ------------
                                                                                16,977,525
                                                                              ------------

  CONSUMER SERVICES (8.5%):
    Apollo Group Class A ..............................      110,000(b)          4,661,250
    Chancellor Media Corp. ............................       70,000(b)          3,683,750
    Clear Channel Communication .......................       76,000(b)          4,930,500
    DeVRY Inc. ........................................      120,000(b)          3,585,000
    Papa John's International Inc. ....................       56,500(b)          1,931,594
    Regal Cinemas .....................................      130,000(b)          3,493,750
    Stewart Enterprises Class A .......................      145,000             6,343,750
                                                                              ------------
                                                                                28,629,594
                                                                              ------------

  ENERGY (7.6%):
    Camco International ...............................       82,000             5,719,500
    ENSCO International ...............................      120,000             4,732,500
    Newfield Exploration ..............................      147,570(b)          4,141,183
    Noble Affiliates ..................................      110,000             4,922,500
    Smith International ...............................       78,000(b)          6,059,625
                                                                              ------------
                                                                                25,575,308
                                                                              ------------

                                                           Number                Market
Description of Security                                   of Shares            Value (a)
-------------------------------------------------------  -----------          ------------

  FINANCIAL SERVICES (15.8%):
    AMRESCO Inc. ......................................      125,000(b)       $  4,640,625
    Commercial Federal ................................      105,000             4,948,125
    FINOVA Group ......................................       87,000             8,232,375
    Firstar Corp. .....................................      100,000             3,625,000
    Green Tree Financial ..............................      154,000             7,238,000
    Hartford Life Class A .............................        4,400               169,125
    MGIC Investment ...................................       80,000             4,585,000
    Nationwide Financial Services, Inc. ...............        7,200               200,700
    PMI Group .........................................       56,000             3,209,500
    ReliaStar Financial ...............................       70,000             2,786,875
    Schwab (Charles) Corp. ............................      150,000             5,362,500
    TCF Financial .....................................      135,000             7,889,063
                                                                              ------------
                                                                                52,886,888
                                                                              ------------

  HEALTH CARE (12.9%):
    BioChem Pharma ....................................       96,000(b) (c)      3,024,000
    Cardinal Health ...................................       35,000             2,485,000
    DENTSPLY International ............................       73,000             4,088,000
    Elan Corp. PLC -- ADR .............................      130,000(b) (c)      6,508,125
    Genesis Health Ventures ...........................      108,500(b)          4,224,719
    Genzyme Corp. -- General Division .................      100,000(b)          2,975,000
    Health Management Association .....................       75,000(b)          2,371,875
    PhyCor Inc. .......................................      140,625(b)          4,086,914
    Physician Sales & Service .........................      215,000(b)          4,192,500
    Quintiles Transnational ...........................       51,625(b)          4,349,406
    Stryker Corp. .....................................      110,000             4,805,625
                                                                              ------------
                                                                                43,111,164
                                                                              ------------

  RETAIL TRADE (6.2%):
    Consolidated Stores ...............................      104,687(b)          4,383,768
    Dollar General ....................................      112,500             3,832,031
    Kohl's Corp. ......................................       90,000(b)          6,390,000
    Stage Stores ......................................      140,000(b)          6,037,500
                                                                              ------------
                                                                                20,643,299
                                                                              ------------

  TECHNOLOGY (18.5%):
    ADC Telecommunications ............................      100,000(b)          3,250,000
    Altera Corp. ......................................       90,000(b)          4,612,500
    Analog Devices ....................................      133,333(b)          4,466,656
    Andrew Corp. ......................................       83,750(b)          2,193,203
    ASM Lithography Holding NV ........................       65,000(b) (c)      6,418,750
    Cambridge Technology Partners Inc. ................      145,000(b)          5,192,813
    CIENA Corp. .......................................        6,425(b)            318,238
    Comverse Technology ...............................      100,000(b)          5,275,000
    EMC Corp. .........................................      100,000(b)          5,837,500
    Fiserv Inc. .......................................       80,000(b)          3,510,000
    KLA-Tencor Corp. ..................................       75,000(b)          5,067,188
    Sterling Commerce .................................      120,300(b)          4,323,281
    SunGard Data Systems ..............................      130,000(b)          3,152,500
    Teradyne Inc. .....................................       80,000(b)          4,305,000
    Vantive Corp. .....................................      100,000(b)          2,400,000
    VERITAS Software ..................................       38,000(b)          1,669,625
                                                                              ------------
                                                                                61,992,254
                                                                              ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

                                     27  1997 Annual Report - U. S. Growth Funds

--------------------------------------------------------------------------------

EMERGING GROWTH FUND
(CONTINUED)

                                                          Number of
                                                          Shares or
                                                          Principal              Market
Description of Security                                    Amount              Value (a)
-------------------------------------------------------  -----------          ------------
  TRANSPORTATION (0.8%):
    Wisconsin Central Transportation ..................       82,500(b)       $  2,624,530
                                                                              ------------

      Total Common Stock
        (cost: $180,418,631)  .........................                        320,037,171
                                                                              ------------

SHORT-TERM SECURITIES (5.9%):
    Repurchase agreement with Goldman Sachs, acquired
      on 9/30/97, interest of $3,420, 6.15%, 10/1/97
      (cost: $20,019,000) .............................   20,019,000(d)       $ 20,019,000
                                                                              ------------

      Total Investments in Securities
        (cost: $200,437,631) (e)  .....................                       $340,056,171
                                                                              ------------
                                                                              ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  CURRENTLY NON-INCOME PRODUCING.
(c) SECURITIES OF FOREIGN ISSUERS ARE DENOMINATED IN U.S. DOLLARS. THE AGGREGATE VALUE OF THESE SECURITIES AT SEPTEMBER 30, 1997, IS $15,950,875, WHICH REPRESENTS 4.8% OF TOTAL NET ASSETS.
(d) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(e) ON SEPTEMBER 30, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $200,437,631. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ....  $140,999,878
      GROSS UNREALIZED DEPRECIATION ....    (1,381,338)
                                          ------------
        NET UNREALIZED APPRECIATION ....  $139,618,540
                                          ------------
                                          ------------

--------------------------------------------------------------------------------

                                     28  1997 Annual Report - U. S. Growth Funds

                           Investments in Securities
--------------------------------------------------------------------------------

GROWTH FUND                                                     September 30, 1997
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (98.3%):
  BASIC MATERIALS (9.9%):
    Aluminum Company of America .........................      50,000       $  4,100,000
    Morton International ................................     150,000          5,325,000
    Phelps Dodge ........................................      50,000          3,881,250
    USX -- U.S. Steel Group .............................      80,000          2,780,000
    Willamette Industries ...............................     100,000          3,825,000
                                                                            ------------
                                                                              19,911,250
                                                                            ------------

  CAPITAL GOODS AND SERVICES (12.3%):
    AlliedSignal Inc. ...................................     200,000          8,500,000
    Magna International Class A .........................     100,000(c)       6,912,500
    Pentair, Inc. .......................................     150,000          5,531,250
    Thomas & Betts ......................................      30,000          1,638,750
    Wabash National .....................................      80,000          2,315,000
                                                                            ------------
                                                                              24,897,500
                                                                            ------------

  CONSUMER DURABLES (2.8%):
    Ford Motor ..........................................     125,000          5,656,250
                                                                            ------------

  CONSUMER NON-DURABLES (3.0%):
    Reebok International ................................     125,000(b)       6,085,937
                                                                            ------------

  ENERGY (16.4%):
    Anadarko Petroleum ..................................      75,000          5,385,937
    Baker Hughes Inc. ...................................     175,000          7,656,250
    Schlumberger Ltd. ...................................     125,000         10,523,438
    Transocean Offshore Inc. ............................     200,000          9,587,500
                                                                            ------------
                                                                              33,153,125
                                                                            ------------

  FINANCIAL SERVICES (16.3%):
    American International Group ........................      60,000          6,191,250
    Federal National Mortgage Association ...............      70,000          3,290,000
    FINOVA Group ........................................      50,000          4,731,250
    Franklin Resources ..................................      40,000          3,725,000
    Norwest Corp. .......................................     100,000          6,125,000
    TCF Financial .......................................      70,000          4,090,625
    U.S. Bancorp ........................................      50,000          4,825,000
                                                                            ------------
                                                                              32,978,125
                                                                            ------------

  HEALTH CARE (5.5%):
    Cardiovascular Dynamics .............................       4,000(b)          32,000
    Endosonics Corp. ....................................     100,000(b)       1,468,750
    HealthCare Compare ..................................      50,000(b)       3,193,750
    Medtronic, Inc. .....................................      60,000          2,820,000
    St. Jude Medical ....................................     100,000(b)       3,506,250
                                                                            ------------
                                                                              11,020,750
                                                                            ------------

  RETAIL TRADE (7.2%):
    Gap Inc. ............................................     175,000          8,760,938
    Sears, Roebuck ......................................     100,000          5,693,750
                                                                            ------------
                                                                              14,454,688
                                                                            ------------

                                                            Number of
                                                            Shares or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

  TECHNOLOGY (14.9%):
    ADC Telecommunications ..............................      60,000(b)    $  1,950,000
    Cabletron Systems ...................................      60,000(b)       1,920,000
    Cisco Systems, Inc. .................................      30,000(b)       2,191,875
    Compaq Computer .....................................      30,000(b)       2,242,500
    EMC Corp. ...........................................      70,000(b)       4,086,250
    Hewlett-Packard Co. .................................      45,000          3,130,313
    Intel Corp. .........................................      40,000          3,692,500
    International Business Machines Corp. ...............      30,000          3,178,125
    Oracle Corp. ........................................      60,000(b)       2,186,250
    Sensormatic Electronics .............................     150,000          2,118,750
    Tech Data Corp. .....................................      75,000(b)       3,450,000
                                                                            ------------
                                                                              30,146,563
                                                                            ------------

  TRANSPORTATION (4.1%):
    AMR Corp. ...........................................      40,000(b)       4,427,500
    Burlington Northern Santa Fe ........................      40,000          3,865,000
                                                                            ------------
                                                                               8,292,500
                                                                            ------------

  UTILITIES (5.9%):
    AirTouch Communications .............................     230,000(b)       8,150,625
    Enron ...............................................     100,000          3,850,000
                                                                            ------------
                                                                              12,000,625
                                                                            ------------

      Total Common Stock
        (cost: $113,663,599)  ...........................                    198,597,313
                                                                            ------------

SHORT-TERM SECURITIES (0.2%):
    Repurchase agreement with Goldman Sachs, acquired on
      9/30/97, interest of $78, 6.15%, 10/1/97
      (cost: $457,000) ..................................     457,000(d)    $    457,000
                                                                            ------------

      Total Investments in Securities
        (cost: $114,120,599) (e)  .......................                   $199,054,313
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  CURRENTLY NON-INCOME PRODUCING.
(c) SECURITIES OF FOREIGN ISSUERS ARE DENOMINATED IN U.S. DOLLARS. THE AGGREGATE VALUE OF THESE SECURITIES AT SEPTEMBER 30, 1997, IS $6,912,500, WHICH REPRESENTS 3.4% OF TOTAL NET ASSETS.
(d) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(e) ON SEPTEMBER 30, 1997, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL INCOME TAX PURPOSES WAS $114,120,599. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 87,416,145
      GROSS UNREALIZED DEPRECIATION ......    (2,482,431)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $ 84,933,714
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

                                     29  1997 Annual Report - U. S. Growth Funds

             Independent Auditors' Report
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      PIPER FUNDS INC.:

                      We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Small Company Growth Fund, Emerging Growth Fund and Growth Fund (funds within Piper Funds Inc.) as of September 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 1997, and the financial highlights for each of the years in the five-year period ended September 30, 1997. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Small Company Growth Fund, Emerging Growth Fund and Growth Fund as of September 30, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                      KPMG Peat Marwick LLP
                      Minneapolis, Minnesota
                      November 7, 1997

--------------------------------------------------------------------------------

                                     30  1997 Annual Report - U. S. Growth Funds

             Federal Income Tax Information
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax adviser on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS
                      (TAXABLE AS ORDINARY DIVIDENDS, 5.55%, 100% AND 100% QUALIFYING FOR DEDUCTION BY CORPORATIONS, RESPECTIVELY)

                      SMALL COMPANY             EMERGING
                       GROWTH FUND             GROWTH FUND                      GROWTH FUND
PAYABLE DATE             CLASS A     CLASS B     CLASS A     CLASS B  CLASS Y     CLASS A     CLASS B
--------------------  -------------  -------  -------------  -------  -------  -------------  -------
December 23,
  1996 .............  $   0.0190     $    --  $         --   $    --  $    --  $     0.0142   $    --
                      -------------  -------  -------------  -------  -------  -------------  -------
                      -------------  -------  -------------  -------  -------  -------------  -------

                      SHORT-TERM GAINS (TAXABLE AS ORDINARY DIVIDENDS)

                      SMALL COMPANY             EMERGING
                       GROWTH FUND             GROWTH FUND                      GROWTH FUND
PAYABLE DATE             CLASS A     CLASS B     CLASS A     CLASS B  CLASS Y     CLASS A     CLASS B
--------------------  -------------  -------  -------------  -------  -------  -------------  -------
October 22, 1996 ...  $   0.6120     $    --  $     0.0450   $    --  $    --  $     0.1474   $    --
                      -------------  -------  -------------  -------  -------  -------------  -------
                      -------------  -------  -------------  -------  -------  -------------  -------

                      LONG-TERM GAINS (TAXABLE AS CAPITAL GAINS DISTRIBUTIONS)

                      SMALL COMPANY             EMERGING
                       GROWTH FUND             GROWTH FUND                      GROWTH FUND
PAYABLE DATE             CLASS A     CLASS B     CLASS A     CLASS B  CLASS Y     CLASS A     CLASS B
--------------------  -------------  -------  -------------  -------  -------  -------------  -------
October 22, 1996 ...  $   2.2310     $    --  $     1.2028   $    --  $    --  $     0.9233   $    --
                      -------------  -------  -------------  -------  -------  -------------  -------
                      -------------  -------  -------------  -------  -------  -------------  -------

--------------------------------------------------------------------------------

                                     31  1997 Annual Report - U. S. Growth Funds
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                                      32  1997 Annual Report - U.S. Growth Funds

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                                      33  1997 Annual Report - U.S. Growth Funds

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                                      34  1997 Annual Report - U.S. Growth Funds

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

As a shareholder in Piper Funds, you have access to a full range of services and benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.

Low Minimum Investments

You may become a shareholder in Piper Funds class A shares or class B shares with an initial investment of $250 or more. Class Y shares have a minimum initial investment of $1 million. Add to your existing investment with any amount, at any time.

Automatic Monthly Investment Programs

To purchase shares as part of a savings discipline, you may automatically transfer $100 or more each month to any Piper fund from your bank, savings and loan or other financial institution. Or, transfer $25 or more per month from any of the Piper money market funds.*

Receiving Dividends and Other Distributions

Dividend and capital gains distributions may be reinvested in additional shares of the fund you own, invested in shares of a different Piper fund offered in your state, or distributed in cash. Any reinvestments must be in the same class of shares.

Reducing the Class A Front-End Sales Charge

You may reduce, or even eliminate, the class A front-end sales charge if: your initial investment exceeds a specified amount, your investment combined with the value of your existing Piper Funds investments (or a related account's investments) exceeds a specified amount or if your investments combined during a 13-month period exceed a specified amount. See your prospectus for details.

Exchanging Shares

If your investment goals or your financial needs change, you may move from one Piper fund to the same class of another Piper fund, if the shares of that fund are legally available in your state. There is no fee to exchange shares.

Exchanges are generally made based on the net asset value per share of each fund at the time of the exchange. However, if your new fund has a higher sales charge, you must pay the difference.

Taking Systematic Withdrawals

If your account has a value of $5,000 or more, you may make automatic withdrawals from your account. You may withdraw $100 or more monthly, quarterly, or semiannually by authorizing the sale of the appropriate number of shares on a periodic basis.

Reinvesting After a Sale

If you sell class A shares, you may reinvest in class A shares of that fund or another Piper fund within 30 days without a sales charge. If you sell class B shares (or other shares subject to a CDSC) and elect to reinvest within 30 days, that charge will be credited to your account and the reinvested shares will continue to be subject to the CDSC.

Confirmation of Transactions

You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

Account Statements

Whenever you add to or withdraw from your account, you will receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gains distributions, if any, also appear on your statement.

* An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


--------------------------------------------------------------------------------

                                      35  1997 Annual Report - U.S. Growth Funds

GLOSSARY OF TERMS***
--------------------------------------------------------------------------------

Correction
Reverse movement, usually downward, in the price of a stock.

Initial public offering

A corporation's first offering of stock to the public.

Market capitalization

The value of a company determined by multiplying the number of outstanding shares by the current market price of a share.

Overweighted or overweighting

In portfolio management, overweighting means a fund's portfolio contains a higher percentage of a certain sector than its benchmark.

Sector

Refers to a particular group of stocks, usually in one industry.

Valued or valuation

The determined or estimated value of a particular stock.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------

                                      36  1997 Annual Report - U.S. Growth Funds

DIRECTORS
--------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.

JAYE F. DYER, President, Dyer Management Company

WILLIAM H. ELLIS, Retired President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated

KAROL D. EMMERICH, President, The Paraclete Group

LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.

DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.

GEORGE LATIMER, Chief Executive Officer, National Equity Funds

OFFICERS
--------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board

PAUL A. DOW, President

ROBERT H. NELSON, Vice President and Treasurer

SUSAN SHARP MILEY, Secretary

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804

TRANSFER AND DIVIDEND DISBURSING AGENTS
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
1004 Baltimore, Kansas City, MO  64105-1614

PIPER JAFFRAY INC.
222 South Ninth Street, Minneapolis, MN 55402-3804

PIPER TRUST COMPANY
222 South Ninth Street, Minneapolis, MN 55402-3804

CUSTODIAN AND ACCOUNTING AGENT
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
801 Pennsylvania, Kansas City, MO  64105-1307

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
KPMG PEAT MARWICK LLP
4200 Norwest Center, Minneapolis, MN  55402

LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402

FOR MORE INFORMATION

By Phone [GRAPHIC]

800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

By Mail [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 800 866-7778, or mail a request to us.

On-Line [GRAPHIC]

http://www.piperjaffray.com/

U.S. GROWTH FUNDS

INTERNATIONAL GROWTH FUNDS
--------------------------------------------------------------------------------
Emerging Markets Growth Fund
Pacific-European Growth Fund

U.S. GROWTH FUNDS
--------------------------------------------------------------------------------
Small Company Growth Fund
Emerging Growth Fund
Growth Fund

GROWTH AND INCOME FUNDS
--------------------------------------------------------------------------------
Growth and Income Fund
Balanced Fund

INCOME FUNDS
--------------------------------------------------------------------------------
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund

TAX-EXEMPT INCOME FUNDS
--------------------------------------------------------------------------------
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund

CASH MANAGEMENT FUNDS*
--------------------------------------------------------------------------------
Money Market Fund
U.S. Government Money Market Fund
Tax-Exempt Money Market Fund
Institutional Money Market Fund

Portfolios that offer the opportunity for long-term capital appreciation are valued by many investors for their potential to build wealth over time.

Piper Funds provide you with the flexibility to help you pursue your financial goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information, including prospectuses, about the Piper Funds or call Mutual Fund Services at 800 866-7778. Please read the prospectuses carefully before investing or sending money.

* An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.

 #10200    11/1997    265-97
--------------------------------------------------------------------------------

[LOGO]

222 South Ninth Street
Minneapolis, MN 55402-3804    Toll Free 1 800 866-7778

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